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SCHEDULE  14A  INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [  ]
Check  the  appropriate  box:

[X]     Preliminary  Proxy  Statement
[ ]     Confidential,  for  Use  of  the  Commission Only (as permitted by Rule
             14a-6(e)(2))
[ ]     Definitive  Proxy  Statement
[ ]     Definitive  Additional  Materials
[ ]     Soliciting  Material  under  Rule  14a-12

     RAMEX  SYNFUELS  INTERNATIONAL,  INC.
     Name  of  the  Registrant  as  Specified  In  Its  Charter

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[ ]     No  fee  required.
[X]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Title  of  each  class  of  securities  to  which  transaction  applies:  Common

Aggregate number of securities to which transaction applies: 9,212,043 (post split)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $1.50 (last quoted price of $.05 times 30 to reflect post split)

Proposed  maximum  aggregate  value  of  transaction:  $13,818,064

Total  fee  paid:  $2,764

[ ]      Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount  Previously  Paid:  N/A

Form,  Schedule  or  Registration  Statement  No.:  N/A

Filing  Party:  N/A
Date  Filed:  N/A

     PROXY  STATEMENT
     OF
     RAMEX  SYNFUELS  INTERNATIONAL,  INC.
     P.O.  Box  10375
     Spokane,  WA  99209-0375

     SPECIAL  MEETING  OF  SHAREHOLDERS  TO  BE  HELD  AT  THE

     The  Rosewood  Restaurant
     9421  West  Higgins  Road
     Rosemount,  Illinois  60018
     June  2,  2000
     2:00  P.M.  Central  Time

     This proxy statement is being furnished to the shareholders of Ramex Synfuels International, Inc., a Nevada Corporation ("Ramex" or the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for the use at the Special Meeting of Shareholders to be held June 2, 2000, at 2:00 P.M. Central Time, at the Rosewood Restaurant, 9421 West Higgins, Rosemount, Illinois 60018. This Proxy Statement and the accompanying proxy form are being first sent or given to shareholders on or about May 13, 2000 and to shareholders of record on May 8, 2000. At the meeting, shareholders of record will be asked to consider a vote on certain matters as hereafter described in this Proxy Statement. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF ALL PROPOSALS AS SUBMITTED.

     By returning your signed proxy on the enclosed form, you authorize the proxy holder to vote your shares as you indicate on the items of business to be presented at the meeting and to vote your shares as you indicate on the items of business to be presented at the meeting and to vote your shares in accordance with the proxy holder's best judgment in response to proposals indicated by others at the meeting. Proxies, which are executed but do not specify a vote for, against, or in abstention, will be voted for the proposals contained herein.

REVOCABILITY  OF  PROXY
-----------------------

     The proxies are being solicited by the Board of Directors and may be revoked by any shareholder giving notice of such revocation to the Company, in writing, at the following address:

     RAMEX  SYNFUELS  INTERNATIONAL,  INC.
     PO  BOX  10375
     SPOKANE,  WA  99209-0375

     The proxy may also be revoked by any shareholder giving such proxy by appearing in person at the meeting and advising the Chairman of the meeting of his intent to revoke the proxy.

EXPENSES  OF  SOLICITATION
--------------------------

The expenses (estimated to be approximately $25,000) of preparing and mailing this Proxy Statement and related materials to shareholders of the Company are paid for by SportsSports.com, Inc. Solicitation will be by mail and personal contact. Ramex is also requesting brokers, custodians, nominees and fiduciaries to forward this proxy statement to the beneficial owners of the shares of common stock of the Company held of record by such persons. Ramex will not reimburse such persons for the cost of forwarding.

INTEREST  OF  CERTAIN  PERSONS  IN  MATTERS  TO  BE  ACTED  UPON
----------------------------------------------------------------

     The sole shareholder of SportsSports.com, Inc., which is bearing the expenses of this solicitation, will receive approximately 90% of the outstanding common stock of Ramex if the Agreement and Plan of Reorganization described below is approved by Ramex shareholders. Pursuant to the Agreement and Plan of Reorganization, Terry Dunne and Eric Moe, the son of the President of Ramex, will receive 100,000 shares and 250,000 shares respectively of post-split Ramex common stock. These shares are being issued to these individuals for their assistance in effecting the reorganization. Additionally, a Washington Business Trust of which Maynard M. Moe, the President of Ramex, is the sole trustee, has been paid a consulting fee of $130,000 in consideration of Mr. Moe's assistance in effecting the reorganization. Mr. Moe is required by the Reorganization Agreement to utilize the fee to satisfy Ramex debts and liabilities. After approval of the reorganization, Ramex will sell its current proprietary assets (including technology licenses and patents) to Maynard Moe or his assignee for $1.00. Phillip Wasserman, the husband of the sole shareholder of SportsSports.com, Inc., is a nominee for election as a director of Ramex.

VOTE  REQUIRED  FOR  APPROVAL
-----------------------------

     The holders of shares of common stock are entitled to one vote for each share of common stock held as of the record date. There is no cumulative voting. Ramex presently has a total of 28,138,765 shares of common stock outstanding. The proposals described herein must be approved by a majority of the shares entitled to vote on the matter. The approval requirement means that a total of 14,069,383 shares of common stock must be voted in favor of the following items in order for these items to be effective.

SUMMARY  TERM  SHEET
--------------------

     The  reorganization  and  related  transactions   proposed  in  this  Proxy
Statement  are  described  in  summary  below:

- Ramex is proposing a reverse stock split of its existing outstanding common stock on a one for thirty basis. This will reduce the outstanding shares from 28,138,765 to approximately 937,957 shares.

- Ramex proposes to issue 9,212,043 shares of post reverse split common stock to the shareholders of SportsSports.com, Inc. for all of the outstanding shares of common stock of SportsSports.com, Inc. (10,000 shares).

- Ramex will also issue 350,000 shares of common stock for consulting services in regard to this transaction.

- Ramex will sell its current proprietary assets (including technology licenses and patents) to Maynard Moe for $1.00.

- Thereafter, the business of the Company will be limited to the business conducted by SportsSports.com, Inc.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT
---------------------------------------------------------------------

     The following table sets forth information, as of January 31, 2000, as to each person who is known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company, and as to the security ownership of each Director of the Company and all officers and Directors of the company as a group. Except where specifically noted, each person listed in the table has sole voting and investment power with respect to the shares listed.

                                            Security Ownership
                                            Amount and Nature
                 Name and Address           of Beneficial
Title of Class   of Beneficial Owner        Ownership           Percent of Class
--------------   -------------------------  ------------------  ----------------

Directors  and  Executive  Officers:
------------------------------------

Common Stock     MAYNARD M. MOE                   8,913,200           31.68%
                 President, Chief Exec.
                 Officer, Director
                 2204 W. Wellesley
                 Spokane,  WA  99205

Common Stock     JOHN F. MAYER                    3,257,100           11.58%
                 Director
                 534 Valley Drive
                 Kerrville, TX 78028

Common Stock     KERRY WEGER                        641,000            2.28%
                 Secretary/Treasurer
                 3023 Daniel Street
                 Bloomington, IN 47401

Common Stock     GEORGE SHUTT                        92,450             .33%
                 Director
                 17582 Meridith Dr.
                 Santa Ana, CA 92705

Common Stock     SIGURD "MORRIS" MATHISEN            81,750             .30%
                 Vice-President
                 6415 N. Fleming
                 Spokane,  WA  99208

Common Stock     ALL DIRECTORS and
                 Executive Officers as a
                 group (5 persons)               12,985,500           46.17%

No other stockholder owns more than 5% of the Company's voting securities. If the reorganization referenced herein is effected, Diane Wasserman, the sole shareholder of SportsSports.com, Inc. will own 87.7% of the common stock of the Company.

SECTION  16  REPORTS

     The requirements imposed by Section 16(a) of the Securities Exchange Act of 1934, as amended, provide that the Company's Officers and Directors, and persons who own more than ten percent of the Company's Common Stock, file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5) with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all such forms they file. Based solely on its review of the copies of such forms received, the Company believes that during its fiscal year ended January 31, 2000, the above referenced forms were filed on a timely basis.

ATTENDANCE  OF  SEATED  DIRECTORS  AT  1999  DIRECTOR  MEETINGS

     During the Company's fiscal year ended January 31, 2000, the Board held three meetings. Of the current directors, all attended at least 75% of those meetings. The Board held no separate committee meetings during that year.

RENUMERATION  OF  DIRECTORS  AND  OFFICERS

     For the fiscal year ended January 31, 2000, none of the Officers of the Company received cash or other compensation in excess of $20,000. Maynard Moe, President of the Company received total compensation of $12,000. The Directors of the Company received no compensation for services rendered to the Company during the fiscal year ended January 31, 2000 in excess of $20,000.

Stock  Option  and  Compensation  Bonus  Plan:

     Ramex's Stock Option and Compensation Bonus Plan (the "Plan") authorizes 3,000,000 shares of Common Stock for issuance to directors, officers, key-employees, consultants and advisors who contribute materially to the success and profitability of Ramex and who provide key services, consultation or advice to Ramex. As of January 31, 1991, 666,666 shares had been issued pursuant to the Plan. No shares have been issued since that time. The Plan is intended to advance the interests of Ramex by encouraging and enabling the directors, officers, key employees, consultants and advisors to acquire and retain a proprietary interest in Ramex by ownership if its stock.

     The Plan is administered by the Board of Directors. The exercise price of each option is to be not less than 76% of the fair market value of the Common Stock on the date of grant or issuance. An option may be exercised for the following maximum amounts: 33% of the amount granted any time at least six months subsequent to the date of grant, an additional 33% of the amount granted any time at least 15 months subsequent to the date of grant, an additional 34% of the amount granted any time at least 27 months subsequent to the date of grant.

     Options under the Plan may not be sold, pledged, signed, hypothecated, transferred or otherwise disposed of and are exercised only by the Optionee or upon his death by his legal representative.

     In the event of termination for cause of an Optionee's employment with Ramex, the options shall expire immediately upon such termination. If the Optionee dies during his employment with Ramex, his options shall be exercisable by his personal representative to the extent the Optionee would have been entitled to exercise such option if he had continued to live and be in such employment, for the lesser of one year after his death or for the remaining term of the option.

     If the reorganization is effected as contemplated herein the Plan will be terminated and replaced with a new stock option plan.

INTEREST  OF  MANAGEMENT  AND  OTHERS  IN  CERTAIN  TRANSACTIONS
----------------------------------------------------------------

     Except with respect to the consulting fees referenced above under "Interest of Certain Persons in Matters to be Acted Upon", there have been no transactions or series of transactions, or proposed transactions during the last fiscal year to which the Company is a party in which any director, nominee for election as a director, executive officer or beneficial owner of five percent or more of the Company's common stock, or any member of the immediate family of the foregoing had or is to have a direct or indirect material interest exceeding $60,000.

MATTERS  TO  BE  CONSIDERED  AT  THE  SPECIAL  SHAREHOLDERS'  MEETING
---------------------------------------------------------------------

ITEM  NO.  1  -  REVERSE  SPLIT  OF  OUTSTANDING  SHARES

     The Board of Directors is recommending that the shareholders approve a reverse split of the issued and outstanding shares of the common stock of Ramex on a one for thirty basis, in accordance with the mechanical requirements of Nevada law. The split will have no material effect on the relative rights of the holders of the outstanding common stock. Following the reverse split, 30 shares of currently outstanding common stock will equal one share of post split outstanding common stock. All fractional shares of stock will be rounded up to the next whole share.

ITEM NO. 2 - AGREEMENT AND PLAN OF REORGANIZATION WITH SPORTSSPORTS.COM AND ITS SHAREHOLDERS

     The Board of Directors is recommending that the shareholders approve and ratify the "AGREEMENT AND PLAN OF REORGANIZATION" as adopted by the Board of Directors, to effectuate a reorganization of Ramex whereby the shareholders of SportsSports.com, Inc. would become shareholders of Ramex, and SportsSports.com, Inc. would become a wholly-owned subsidiary of Ramex.

     The terms and conditions of this proposed acquisition have been formalized in an "AGREEMENT AND PLAN OF REORGANIZATION" dated January 7, 2000, by which Ramex will acquire all of the outstanding common stock of SportsSports.com, Inc. (a Florida Corporation) and SportsSports.com will become a wholly-owned subsidiary of Ramex. The agreement provides for the issuance of 9,212,043 shares (87.7% of the post reverse split) of the common stock of Ramex to the shareholders of SportsSports.com, and the issuance of 350,000 shares (post reverse split) to two individuals as consulting fees in regard to this transaction. These shares of common stock have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be resold unless the shares are registered under the act or an exemption from such registration is available.

     The entire text of the "AGREEMENT AND PLAN OF REORGANIZATION" is being furnished with this proxy statement.


RAMEX  SYNFUELS  INTERNATIONAL,  INC.
-------------------------------------

     Information on the business of Ramex is contained in Item 1 of Part I of the Form 10-K of the Company for the fiscal year ended January 31, 2000, and is incorporated herein by reference.

THE  BUSINESS  OF  SPORTSSPORTS.COM
-----------------------------------

     SportsSports.com, Inc. is a Florida Corporation which was incorporated on September 14, 1999, and which primarily conducts business on the Internet as Sportsend.com. The corporate headquarters are located in Clearwater, Florida. The corporation is a growing sports memorabilia and merchandising company which is in the process of expanding into the health and fitness market. The company's goal is to become a one stop shopping destination for all sports. The company has current contractual relationships with Sammy Sosa, Pete Rose, Cal Ripken, Jack Nicklaus, artist Peter Max, and Warner Bros., in addition to many others.

     There is no market for the common stock of SportsSports.com, Inc. The Company has 10,000 shares of common stock outstanding, and all of these shares are privately owned by one shareholder. The company has never paid any dividends on its common stock.

Selected  Financial  Data  (as  of  January  31,  2000):

Revenues                       $   370,130
Net Loss                       $  (111,015)
Net Loss Per Share             $    (11.11)
Current Assets                 $   140,140
Current Liabilities            $   353,116
Working Capital Deficiency     $   212,976
Total Assets                   $   292,101
Stockholders' Deficit          $  (111,015)

-     Supplementary  Financial  Information:

     Please refer to enclosed audited financial statements as of January 31, 2000.

-     Management's Discussion and Analysis of Financial Condition and Results of
Operations:

     As of January 31, 2000, SportsSports.com had current assets of $140,140 and current liabilities of $353,116, for a negative working capital of $212,976. Total assets were $292,101 and total liabilities were $403,116. During the period from inception (September 14, 1999) through January 31, 2000, SportsSports.com had sales of $370,130, a gross profit of $136,744. Operating expenses were $247,759. The majority of these expenses consisted of marketing ($105,432) and salaries ($98,706).

     SportsSports.com's working capital has been recently funded primarily by loans ($395,000 in the aggregate) from Phillip Wasserman, its President. These funds were in turn obtained by Mr. Wasserman obtaining a loan from certain venture capitalists. A venture capital firm has committed to infuse an additional $1,000,000 of capital into the company. Additional capital resources are required for SportsSports.com to fund its growth and provide working capital, and the company is planning a private offering of its securities for this purpose.

-     Changes  in and Disagreements with Accountants on Accounting and Financial
Disclosure:

     SportsSports.com has had only one independent auditing firm, which is the certified public accounting firm of Pender Newkirk & Company in Tampa Bay, Florida. There were no disagreements with the accountants on accounting and financial disclosure matters.

-     Audited  Financial  Statements:

     The Company's audited financial statements for the period from inception (September 14, 1999) through January 31, 2000 are included.

ADDITIONAL  INFORMATION  REGARDING  THE  TRANSACTION
----------------------------------------------------
-     Contact  Information:

The  principal  executive  offices  of  Ramex  are:

2204  W.  Wellesley
Spokane,  WA  99205
Telephone:  (509)  328-9633
Contact  Person:  Maynard  Moe,  President

The  principal  executive  offices  of  SportsSports.com,  Inc.  are:

4790  140th  Avenue  N.,  Suite  508
Clearwater,  Florida  33762
Telephone:  (727)  507-9776
Contact  Person:  Phillip  Wasserman,  President

-     Business  Conducted:

     Ramex had been in the business of developing and extracting oil and has from oil bearing shale. However, commercial production never commenced, and the Company has been inactive sin e 1992. SportsSports.com, Inc. (the company to be acquired) sells sports memorabilia and related merchandise over the Internet to individuals.

-     Terms  of  the  Transaction:

     Ramex is proposing to acquire 100% (10,000 shares) of the outstanding common stock of SportsSports.com, Inc. in exchange for 9,212,043 shares of Ramex's post reverse split common stock. The reason for engaging in the transaction is that Ramex has been inactive for the past eight years, and the directors of Ramex believe that this would be a valuable acquisition for the Company and its shareholders.
     Of the existing 28,138,765 outstanding shares of Ramex, 14,069,383 shares would be required to vote favorably for this transaction in for it to be effective. There are no changes in the rights of security holders as a result of this transaction, except for the one for thirty reverse stock split.

     The accounting treatment of this transaction will be under the requirements of a reverse merger whereby the existing assets and liabilities will be sold, liquidated or paid off, and the assets and liabilities of SportsSports.com, Inc. will carry over to the consolidated financial statements of Ramex.

     The net operating loss carryover of Ramex ($4,814,604 as of January 31, 2000) will be eliminated if the transaction is completed because of the material change in ownership of the outstanding common stock of Ramex.

-     Regulatory  Approvals

     There are no federal or state regulatory requirements that must be complied within regard to this transaction.

-     Reports,  Opinions,  Appraisals:

     No reports, opinions or appraisals were obtained in connection with this transaction.

-     Selected  Financial  Data:

     Refer to item 6 of Part II of the Form 10-K of the Company for the fiscal year ended January 31, 2000. This 10-K is included as an exhibit to this proxy.

-     Proforma  Selected  Financial  Data:

     Following is a combined proforma list of selected financial data of Ramex Synfuels International, Inc. and SportsSports.com, Inc. for the year ended January 31, 2000:

Revenues                      $   370,130
Net Loss                      $  (131,798)
Net Loss Per Common Share     $      (.01)
Current Assets                $   150,624
Current Liabilities           $   404,243
Total Assets                  $   302,585
Total Liabilities             $   464,343
Stockholders' Equity          $  (161,758)

-     Proforma  Information  (as  of  January  31,  2000)

                            Historical     Historical            Proforma
                            Data Ramex     Data SportsSports     Data Combined
                            -------------  -------------------   -------------
Book Value Per Share        $     (.0018)  $           (11.10)   $      (.013)
Cash Dividends Per Share            None                 None            None
Loss Per Share              $     (.0008)  $           (11.10)   $       (.01)

ITEM  NO.  3  -  ELECTION  OF  DIRECTORS

     The present Board of Directors of Ramex is recommending that Phillip Wasserman, Jim Pollock, and Brian Kelly, all of whom are affiliated with SportsSports.com be elected as Directors of the Corporation until the next meeting of shareholders. The affirmative vote of a majority of the shares of common stock in person or by proxy, assuming a quorum is present, is required to elect the Board of Directors.


     The proposed directors if elected currently intend to elect the individuals identified below as officers of the Company. Compensation arrangements for those individuals have not been finalized. The business experience and brief biographies of the proposed directors and officers are as follows:

Name                          Age     Position
----                          ---     ------------------------------------------

Brian  Kelly                   33     Chairman of the Board of Directors
Phillip  R.  Wasserman         43     President and Director
Eric  Colangelo                41     Chief  Operating  Officer
Jim  Pollock                   42     Senior  Vice  President, Purchasing and
                                      Acquisition, and Director
Danny  L.  Johnson             51     Senior Vice President, Marketing and Sales

     BRIAN KELLY, age 33, is Chairman of SportsSports.com, Inc.'s Board of Directors, a position he has held since September, 1999. Mr. Kelly served as President of Guethy-Renker Distribution, an infomercial direct response company from 1995 to 1998, during which time Guethy-Renker's annual sales grew from $30 million to $380 million. Mr. Kelly is a graduate of the Wharton School of Business and the University of California, Los Angeles, Law School.

     PHILLIP R. WASSERMAN, age 43, the founder of SportsSports.com, Inc., is President and a director of the Company, positions he has held since the Company's inception. Prior to founding the Company, Mr. Wasserman served as a consultant to Phoenix Art Group, Inc. from 1996 to 1999, where he worked on specialty sports related art projects. From 1995 to 1996, Mr. Wasserman practiced criminal law in the state of Florida. In April 1995, Mr. Wasserman received a two-month suspension from the Florida Bar, and in May, 1996, Mr. Wasserman received a one year suspension and a concurrent 90-day suspension from the Florida Bar. The suspensions related to Mr. Wasserman's courtroom behavior and to practicing law while his bar dues were not current. Mr. Wasserman resigned from the Florida Bar in March, 1997. During 1996 to 1998, Mr. Wasserman filed two separate Chapter 11 bankruptcy petitions and a Chapter 13 bankruptcy petition in connection with the loss of his law practice, all of which were dismissed. In 1995, Mr. Wasserman was convicted of indirect criminal contempt of court for using profane language to a judge. His conviction was subsequently overturned on appeal. Mr. Wasserman is a graduate of Kalamazoo
College  and  Stetson  University  College  of  Law.

     ERIC COLANGELO, age 41, is the Chief Operating Officer of SportsSports.com, Inc., a position he has held since November, 1999. During 1995 to 1999, Mr. Colangelo served as the Chief Executive Officer and director of Sun Time Enterprises, Inc., a sports and entertainment product wholesale and marketing company with annual revenues in excess of $20 million. Mr. Colangelo received Ernst & Young's 1999 Entrepreneur of the Year Award for the State of Florida.

     JIM POLLOCK, age 42, is the Senior Vice President of Purchasing and Acquisition for SportsSports.com, Inc., as well as a director of the Company, positions he has held since September, 1999. During 1999 and to the present, Mr. Pollock served as the President of Totally Wheels, Inc. and as a consultant to Wheel Goods Industry and the Company. During 1995 to 1999, Mr. Pollock served as a buyer and import coordinator for the Toys R Us Wheel Goods Department, where he was responsible for the purchasing, marketing and fiscal management of a business with annual revenues of $550 million. Mr. Pollock is a graduate of Pennsylvania State University.

     DANNY  L.  JOHNSON,  age  51, is the Senior Vice President of Marketing and
Sales for SportsSports.com, Inc., a position he has held since April, 2000. During 1997 to 1999, Mr. Johnson served as the Vice President of Field Sales for Fleer/Sky Box International, a confection and collectible products manufacturer with annual revenues of $150 million. While Vice President of Field Sales, Mr. Johnson managed a sales force consisting of five Regional Managers, three National Account Managers, 32 Brokers and two Key Account Managers. During 1994 to 1997, Mr. Johnson served as Director of National Accounts for Fleer/Sky Box International. Mr. Johnson received a Bachelor of Science Degree from Southeastern Massachusetts University in 1972.

ITEM  NO.  4  -  CORPORATE  NAME  CHANGE

     The Board of Directors of Ramex Synfuels International, Inc. is recommending that the shareholders vote to approve the name change to Sportsend.com, Inc. SportsSports.com, Inc.is currently operating under the name "Sportsend.com" .

ITEM  NO.  5  -  APPROVAL  OF  BOARD  OF  DIRECTORS'  AND  OFFICERS'  ACTIONS

The Board of Directors is recommending that the shareholders approve the business previously transacted on behalf of Ramex by the current Board of Directors and officers.

ITEM  NO.  6  -  OTHER  MATTERS

     The Board of Directors anticipates discussing the general operations of the Corporation and related matters, and if any matters not now known or determined, happen to come before the shareholders' meeting, the persons named in the enclosed form of proxy or their substitutes will vote such proxy in accordance with their judgment in such matters.

SHAREHOLDER  PROPOSALS
----------------------

     Any stockholder who intends to present a proposal at the 2001 annual meeting of stockholders of Ramex and who wishes to have a proposal included in the Ramex Proxy Statement and Proxy for the 2001 annual meeting must deliver the proposal to the secretary of Ramex no later than February 1, 2001. Ramex will not be required to include in its Proxy Statement or Proxy Card a stockholder proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the rules and regulations of the Securities and Exchange Commission. Any stockholder proposal should be addressed to the secretary of the Company at its principal address.

     This  proxy  is  solicited  by  the  Board  of  Directors of Ramex Synfuels
International, Inc. Officers and other representatives of Ramex may solicit proxies by telephone, facsimile, telegram, or courier service from some shareholders if proxies are not promptly returned to the Company.


BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

Maynard  Moe
President  of  Ramex  Synfuels  International,  Inc.
Spokane,  Washington
May  12,  2000


DOCUMENTS  INCORPORATED  BY  REFERENCE

Item 1 of Part I, Items 6 and 7 of Part II and Part IV of the Form 10-K for Ramex for the year ended January 31, 2000 are incorporated herein by reference. The Form 10K is being sent to shareholders together with this Proxy Statement and is attached hereto as Appendix III.

                              FINANCIAL STATEMENTS
                          AND SUPPLEMENTARY INFORMATION
                             SPORTSSPORTS.COM, INC.
                               D/B/A SPORTSEND.COM

                  Period September 14, 1999 (Date of Inception)
                               to January 31, 2000
                          Independent Auditors' Report





                             SportsSports.com, Inc.
                               d/b/a SportsEnd.com

                              Financial Statements
                          and Supplementary Information

                  Period September 14, 1999 (Date of Inception)
                               to January 31, 2000




                                    CONTENTS


Independent  Auditors'  Report  on  Financial  Statements           1

Financial  Statements:

     Balance  Sheet                                                 2
     Statement  of  Operations                                      3
     Statement  of  Changes  in  Stockholder's  Deficit             4
     Statement  of  Cash  Flows     5
     Notes  to  Financial  Statements                               6-9

Independent  Auditors'  Report  on  Supplementary  Information      10

Supplementary  Information:

     Schedule  of  Operating  Costs  and  Expenses                  11

                                     PNCCPAs




                          Independent Auditors' Report


Board  of  Directors
SportsSports.com,  Inc.
   d/b/a  SportsEnd.com
Safety  Harbor,  Florida

We have audited the accompanying balance sheet of SportsSports.com, Inc. d/b/a SportsEnd.com as of January 31, 2000 and the related statements of operations, changes in stockholder's deficit, and cash flows for the period September 14, 1999 (date of inception) to January 31, 2000. These financial statements are the responsibility of the management of SportsSports.com, Inc. d/b/a SportsEnd.com. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SportsSports.com, Inc. d/b/a SportsEnd.com as of January 31, 2000 and the results of its operations and its cash flows for the period September 14, 1999 (date of inception) to January 31, 2000 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As shown in the financial statements, the Company incurred a net loss of $111,015. At January 31, 2000, current liabilities exceed current assets by $212,976 and total liabilities exceed total assets by $111,015. These factors, and the others discussed in Note 2, raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

/s/ Pender Newkirk & Company


Certified  Public  Accountants
Tampa,  Florida
February  21,  2000




Pender Newkirk & Company Certified Public Accountants
100 South Ashley Drive Suite 1650 Tampa, Florida 33602
(813)229-2321 Fax (813)229-2359
Web Site: www.pnccpa.com

                             SportsSports.com, Inc.
                               d/b/a SportsEnd.com

                                  Balance Sheet

                                January 31, 2000


ASSETS
Current  assets:
     Cash                                                 $     45,822
     Accounts  receivable                                       29,536
     Inventory                                                  64,782
                                                          -------------
Total  current  assets                                         140,140

Equipment,  net  of  accumulated  depreciation                  11,857

Deposit  on  corporate  shell                                  140,104
                                                          -------------
                                                          $    292,101
                                                         ==============

LIABILITIES  AND  STOCKHOLDER'S  DEFICIT
Current  liabilities:
     Accounts  payable,  trade                            $    60,297
     Accrued  payroll                                           4,538
     Accrued  liabilities                                      13,781
     Advances  from  officers  and  related  parties          274,500
                                                          ------------
Total  current  liabilities                                   353,116
                                                          ------------

Stock  payable                                                 50,000
                                                          ------------

Stockholder's  deficit:
     Common  stock;  $1  par  value;  10,000  shares
          authorized,  issued,  and  outstanding               10,000
     Accumulated  deficit                                    (111,015)
     Stock  subscription  receivable                          (10,000)
                                                          ------------
Total  stockholder's  deficit                                (111,015)
                                                          ------------

                                                          $   292,101
                                                          ============








Read  independent  auditors'  report.  The  accompanying
notes  are  an  integral  part  of  the  financial  statements.     2

                             SportsSports.com, Inc.
                               d/b/a SportsEnd.com

                             Statement of Operations

        Period September 14, 1999 (Date of Inception) to January 31, 2000



Sales,  less  returns  and  cancellations  of  $27,154       $     370,130


Cost  of  sales                                                    233,386
                                                             --------------


Gross  profit                                                      136,744
                                                             --------------


Expenses:
     Operating  costs  and  expenses                               247,322
     Depreciation  and  amortization                                   437
                                                             --------------
                                                                   247,759
                                                             --------------


Net  loss                                                    $    (111,015)
                                                             ==============

























Read  independent  auditors'  report.  The  accompanying
notes  are  an  integral  part  of  the  financial  statements.     3

                             SportsSports.com, Inc.
                               d/b/a SportsEnd.com

                  Statement of Changes in Stockholder's Deficit

        Period September 14, 1999 (Date of Inception) to January 31, 2000



                                 Common  Stock                              Stock
                            -----------------------    Accumulated      Subscription
                              Shares       Amount         Deficit        Receivable
                            ----------   ----------    ------------     ------------
Common stock issued for
    stock subscription         10,000    $  10,000     $         0     $    (10,000)

Net  loss  for  the  period                               (111,015)
                            ----------   ----------    ------------     ------------

Balance, January 31, 2000      10,000    $  10,000     $  (111,015)     $   (10,000)
                            ==========   ==========    ============     ============



































Read  independent  auditors'  report.  The  accompanying
notes  are  an  integral  part  of  the  financial  statements.     4

                             SportsSports.com, Inc.
                               d/b/a SportsEnd.com

                             Statement of Cash Flows
        Period September 14, 1999 (Date of Inception) to January 31, 2000

OPERATING  ACTIVITIES
     Net  loss                                              $   (111,015)
                                                            -------------
     Adjustments to reconcile net loss to net cash used
          by  operating  activities:
               Depreciation  and  amortization                       437
               Increase  in:
                    Accounts  receivable                         (29,536)
                    Inventory                                       (282)
                    Accounts  payable                             60,297
                    Accrued  expenses                              4,538
                    Accrued  liabilities                          13,781
                                                            -------------
     Total  adjustments                                           49,235
                                                            -------------
     Net  cash  used  by  operating  activities                 (61,780)
                                                            -------------

INVESTING  ACTIVITIES
     Acquisition  of  equipment                                 (12,294)
     Deposit  on  corporate  shell                             (140,104)
                                                            ------------
     Net  cash  used  by  investing  activities                (152,398)
                                                            ------------

FINANCING  ACTIVITIES
     Proceeds  from  stock  agreement                            45,000
     Advances  from  officers  and  related  parties            225,000
     Payment of advances from officers and related parties      (10,000)
                                                            ------------
     Net  cash  provided  by  financing  activities             260,000
                                                            ------------

NET  INCREASE  IN  CASH                                          45,822

CASH  AT  BEGINNING  OF  PERIOD

CASH  AT  END  OF  PERIOD                                   $    45,822
                                                            ============

SUPPLEMENTAL  DISCLOSURES  OF  NON-CASH  FINANCING  ACTIVITIES:

The Company received inventory valued at $9,000 and $50,500 from an officer and related party, respectively, which has been recorded as advancements.

The Company also issued 10,000 shares of common stock for a stock subscription agreement of $10,000.

In addition, the Company entered into a stock subscription payable of 10,000 shares for an item of inventory worth $5,000.

Read  independent  auditors'  report.  The  accompanying
notes  are  an  integral  part  of  the  financial  statements.     5

                             SportsSports.com, Inc.
                               d/b/a SportsEnd.com

                          Notes to Financial Statements

        Period September 14, 1999 (Date of Inception) to January 31, 2000


1.     BACKGROUND  INFORMATION

SportsSports.com, Inc. d/b/a SportsEnd.com (the "Company"), a Florida corporation, was incorporated on September 14, 1999. The Company's principal line of business is the sale of sports memorabilia and merchandise via the Internet to individuals. The corporate headquarters is located in Safety Harbor, Florida.

2.     GOING  CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. The Company has used substantial amounts of working capital in its operations. Further, at January 31, 2000, current liabilities exceed current assets by $212,976 and total liabilities exceed total assets by $111,015.

In view of these matters, realization of a major portion of the assets in the accompanying balance sheet is dependent on continued operations of the Company, which in turn is dependent on the Company's ability to meet its financing requirements and the success of future operations. Management believes that actions presently being taken to revise the Company's operating and financial requirements provide the opportunity for the Company to continue as a going concern.

3.     REVERSE  ACQUISITION

In November 1999, the Company entered into an agreement and plan of reorganization with Ramex Synfuels International, Inc. (Ramex). Ramex is presently an inactive "public shell." Under the terms of the agreement, the stockholder of the Company will exchange his shares for all of the unissued shares of Ramex. As a result, the stockholder of the Company will own a majority of the shares of Ramex and, therefore, have control of it. This business combination will be accounted for as a "reverse acquisition" which, in effect, treats the Company as though it was the acquirer rather than the acquiree. In connection with this agreement, the Company has paid approximately $140,106 to Ramex. As of the date of the auditors' report, this transaction has not closed pending the outcome of Ramex proxies.














Read  independent  auditors'  report.     6

                             SportsSports.com, Inc.
                               d/b/a SportsEnd.com

                          Notes to Financial Statements

        Period September 14, 1999 (Date of Inception) to January 31, 2000




4.     SIGNIFICANT  ACCOUNTING  POLICIES

The  significant  accounting  policies  followed  are:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The Company extends credit to its various customers based on the customer's ability to pay. Based on management's review of accounts receivable, no allowance for doubtful accounts is considered necessary.

     Inventory is stated at the lower of cost (determined by the specific identification method) or market and consists of sports memorabilia and merchandise.

     Equipment is recorded at cost. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets, ranging generally from five to seven years. Maintenance and repairs are charged to operations when incurred. Betterments and renewals are capitalized. When equipment is sold or otherwise disposed of, the asset account and related accumulated depreciation account are relieved, and any gain or loss is included in operations.

     Sales and related cost of sales are generally recognized upon shipment of products. Products are shipped from the Company's office and vendors' place of business.

     Deferred tax assets and liabilities are recognized for the estimated consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective income tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.











Read  independent  auditors'  report.     7

                             SportsSports.com, Inc.
                               d/b/a SportsEnd.com

                          Notes to Financial Statements

        Period September 14, 1999 (Date of Inception) to January 31, 2000




4.     SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

     Advertising  costs  (except  for   costs  associated  with  direct-response
advertising) are charged to operations when incurred. The costs of direct-response advertising are capitalized and amortized over the period during which future benefits are expected to be received. Advertising expense for the period was $105,432.


5.     EQUIPMENT

Equipment  consists  of:

     Office  furniture  and  fixtures     $     2,826
     Computer  equipment                        9,468
                                          ------------
                    12,294
     Less  accumulated  depreciation              437
                                          ------------
                                          $    11,857
                                          ============


6.     LEASE  COMMITMENTS

The  Company  leases  its  office  space  on  a  month-to-month  basis.

Rent  expense  amounted  to  $6,605  for  the  period  ended  January  31, 2000.


7.     STOCK  AGREEMENTS

In connection with the reverse acquisition (Note 3), the Company has agreed to issue common stock to various parties. The Company has received $45,000 and $5,000 of inventory for these stock agreements. The stock will be issued upon completion of the reverse acquisition and amendments to the articles of incorporation.


8.     RELATED  PARTY

The Company has non-interest bearing, unsecured advances from a related party in the amount of approximately $59,000 in exchange for inventory.







Read  independent  auditors'  report.     8

                             SportsSports.com, Inc.
                               d/b/a SportsEnd.com

                          Notes to Financial Statements

        Period September 14, 1999 (Date of Inception) to January 31, 2000




8.     RELATED  PARTY  (CONTINUED)

In addition, the President of the Company has advanced the Company approximately $225,000 to fund operations, of which $10,000 has been repaid. These advances are non-interest bearing and unsecured.

The above amounts and terms are not necessarily indicative of those amounts that would have been agreed to by independent third parties.


9.     INCOME  TAXES

The Company has a loss carryforward of approximately $111,000 as of January 31, 2000 that may be applied against future taxable income. This loss gives rise to a deferred tax asset at January 31, 2000 of approximately $39,000. Management has established a valuation allowance equal to the amount of the deferred tax asset due to the uncertainty of the Company's realization of this benefit.

     Loss  carryforward             $     39,000
     Less  valuation  allowance          (39,000)
                                    ------------
     Net  deferred  tax  assets     $         0
                                    ============

The  loss  carryforward  expires  on  January  31,  2015.

























Read  independent  auditors'  report.     9

                          Independent Auditors' Report
                          on Supplementary Information




The accompanying information shown on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Our audit of the basic financial statements was made for the purpose of forming an opinion on these statements taken as a whole. The accompanying financial information has been subjected to the auditing procedures applied in the audit of the basic financial statements.

In our opinion, the accompanying information is fairly presented in all material respects in relation to the basic financial statements taken as a whole.

/s/ Pender Newkirk & Company


Certified  Public  Accountants
Tampa,  Florida
February  21,  2000

                             SportsSports.com, Inc.
                               d/b/a SportsEnd.com

                    Schedule of Operating Costs and Expenses

        Period September 14, 1999 (Date of Inception) to January 31, 2000

Bad  debt  expense                             $     3,602

Bank  charges                                          233

Charitable  contributions                            1,300

Depreciation  and  amortization                        437

Marketing                                          105,432

Miscellaneous                                       (3,036)

Officers'  salaries                                 27,034

Outside  services                                      345

Postage                                             11,180

Printing                                             2,957

Professional  fees                                   1,502

Rent                                                 6,605

Repairs  and  maintenance                              581

Salaries                                            71,672

Supplies                                             5,862

Taxes  and  licenses                                 1,669

Telephone                                            6,776

Travel  and  entertainment                           2,074

Utilities                                            1,534
                                               ------------

                                               $   247,759
                                               ============









Read  independent  auditors'  report  on  supplementary information.        11

                                  APPENDIX I

                     RAMEX  SYNFUELS  INTERNATIONAL,  INC.
                NOTICE  OF  A  SPECIAL  SHAREHOLDERS'  MEETING
                         TO  BE HELD ON MAY 25, 2000

TO  THE  SHAREHOLDERS  OF  RAMEX  SYNFUELS  INTERNATIONAL,  INC.

     A Special Meeting of the Shareholders of Ramex Synfuels International, Inc. ("Ramex") will be held at the Rosewood Restaurant, 9421 West Higgins Road, Rosemount, Illinois 60018 (Telephone 847-696-9494) on Friday, June 2, 2000, at 2:00 P.M. Central Time for the following purposes:

1. To vote on a proposal to reverse split the issued and outstanding shares of common stock on a one for thirty basis (1 for 30).

2. To ratify the "AGREEMENT AND PLAN OF REORGANIZATION" as adopted by the Board of Directors, to effectuate a reorganization of Ramex, whereby the shareholders of SportsSports.com would become shareholders of Ramex, and SportsSports.com would become a wholly-owned subsidiary of Ramex.

3. To vote on the election of Directors as set forth in the attached proxy statement.

4.     To  authorize  a  corporate  name  change  to  Sportsend.com,  Inc.

5. To vote on approving and ratifying the business transacted on behalf of Ramex by the current board of Directors and Officers.

6. To conduct any other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on May 8, 2000 are entitled to vote at the special meeting and any adjournment thereof. Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy to Ramex Synfuels International, Inc., PO Box 10375, Spokane, WA 99209-0375. The prompt return of your proxy will assist us in preparing for the meeting.

     By  Order  of  the  Board  of  Directors

     RAMEX  SYNFUELS  INTERNATIONAL,  INC.

     Maynard  Moe,  President

                                  APPENDIX II

                                     PROXY

                     RAMEX  SYNFUELS  INTERNATIONAL,  INC.
                                 PO  Box  10375
                       Spokane,  Washington  99209-0375

                      SPECIAL  MEETING  OF  SHAREHOLDERS

                           The  Rosewood  Restaurant
                           9421  West  Higgins  Road
                           Rosemount, Illinois 60018

                                June  2,  2000
                      2:00  P.M.  Central  Standard  Time

     THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  DIRECTORS

     The undersigned hereby appoints Maynard Moe or any member of the board of directors of Ramex Synfuels International, Inc., as proxies, with full power of substitution, and hereby authorizes him or them to represent and to vote as designated below, all of the shares of common stock of Ramex Synfuels International, Inc. held of record by the undersigned on May 8, 2000, or adjournment thereof.

1.    REVERSE  SPLIT  OF  OUTSTANDING  SHARES:

___ In favor of a reverse split of the issued and outstanding shares of the Company on a one for thirty basis (1 for 30).

___ Against a reverse split of the issued and outstanding shares of common stock of Ramex on a one for thirty basis (1 for 30).

___  Abstain.

2.   AGREEMENT  AND  PLAN  OF  REORGANIZATION   WITH  SPORTSSPORTS.COM  AND  ITS
     SHAREHOLDERS:

___ In favor of the Agreement and Plan of Reorganization with SportsSports.com and its shareholders, and the issuance of 9,212,043 shares (post reverse split) of common stock of Ramex in exchange for the acquisition of 100% of the outstanding shares of common stock of SportsSports.com.

___ Against the Agreement and Plan of Reorganization with SportsSports.com and its shareholders, and the against the issuance of 9,212,043 shares (post reverse split) of common stock of Ramex in exchange for the acquisition of 100% of the outstanding shares of common stock of SportsSports.com.

___  Abstain.

3.   ELECTION  OF  DIRECTORS

___ In favor of the election of Phillip Wasserman, Jim Pollock, and Brian Kelly as Directors of Ramex (except as marked to the contrary). (Instruction: To withhold authority to vote for any individual nominee named above, strike a line through the nominee's name:)

___  Against  said  individuals  being  elected  as  Directors  of  Ramex.

4.     CORPORATE  NAME  CHANGE

___ In favor of changing the name of Ramex Synfuels International, Inc. to Sportsend.com., Inc.

___ Against changing the name of Ramex Synfuels International, Inc. to Sportsend.com., Inc.

___  Abstain.

5.     APPROVAL  OF  BOARD  OF  DIRECTORS'  AND  OFFICERS'  ACTIONS

___ Approve the past acts and business transacted by the Board of Directors and Officers on behalf of Ramex Synfuels International, Inc.

___ Against approving the past acts and business transacted by the Board of Directors and Officers on behalf of Ramex Synfuels International, Inc.

___  Abstain.

6. OTHER MATTERS: IN THEIR DISCRETION PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS MATTERS AS MAY PROPERLY COME BEFORE THE SHAREHOLDERS' MEETING

___  For  other  business.

___  Against  other  business.

___  Abstain.

                                      PROXY


     Please sign exactly as name appears on stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, or executor, administrator, corporation, please sign, in full, corporate name or by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

(Please  Print  Name(s)  Clearly)


Printed  Name:_________________________________________


Printed  Name:_________________________________________



Signature(s):__________________________________________


Signature(s):__________________________________________


Number  of  Shares  Owned:_____________________________


Date:_____________________


PLEASE  RETURN  THIS  PROXY  TO:

RAMEX  SYNFUELS  INTERNATIONAL,  INC.
PO  BOX  10375
SPOKANE,  WASHINGTON  99209-0375

                                  APPENDIX III

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 10-K

                  ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934 (Revised)


For the fiscal year ended January 31, 2000   Commission File Number  000-18081

                       RAMEX SYNFUELS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


         Nevada                                             87-0360039
(State of Incorporation)                            (IRS Employer Ident. No.)

            2204 W. Wellesley
       Spokane, Washington  99205                     (509)  328-9633
(Address of principal executive offices)      (Registrant's telephone number)

          Securities registered pursuant to Sections 12(b) of the Act:

         Title of Each Class          Name of Exchange on Which Registered
         -------------------          ------------------------------------
                  None                               None

          Securities registered pursuant to Sections 12(g) of the Act:

                                 Title of Class
                                 --------------
                              (Common Stock ($0.01)

Indicate by check mark whether the registrant (1) has filed all reports required by Section 13 or 15(d) of the Securities and Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports): Yes _x_ No ___, and (2) has been subject to such filing requirements for the past 90 days: Yes _x_ No ___.

State the aggregate market value of the voting stock held by non-affiliates of the registrant.

Approximately  $1,363,794  as  of  March  10,  2000.

Indicate the number of shares outstanding of each of the registrant's classes of common stock, as of the latest practicable date.

                             As of January 31, 2000
                   Common Stock, $0.01 Par Value - 28,138,765

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000
                                TABLE OF CONTENTS

                                     PART 1

Item  1          Description  of  Business                                     3
Item  2          Properties                                                    9
Item  3          Legal  Proceedings                                            9
Item  4          Submission of Matters to a Vote of Security  Holders         10

                                     PART II

Item  5          Market  for  Registrant's  Common  Equity  and  Related
                      Stockholders'  Matters                                  10
Item  6          Selected  Financial  Data                                    11
Item  7          Management's Discussion and Analysis of Financial
                      Condition and Results of Operation                      11
Item  8          Financial  Statements  and  Supplementary  Data              12
Item  9          Changes In and Disagreements With Accountants on
                      Accounting and Financial Disclosure                     12

                                    PART III

Item  10         Directors and Executive Officers of the Registrant           12
Item  11         Remuneration  of  Directors  and  Officers                   14
Item  12         Security  Ownership  of  Certain  Beneficial  Owners  and
                      Management                                              15
Item  13         Interest of Management and Others in Certain Transactions    16

                                     PART IV

Item  14         Exhibits, Financial Statement Schedules, and Reports
                      on Form 8-K                                             16
SIGNATURES                                                                    17
Audited  Financial  Statements  and  Notes  to  Financial  Statements         18
Consent  of  Auditors                                                         28

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

                                     PART I

ITEM  1     DESCRIPTION  OF  BUSINESS

Overview

Ramex  Synfuels  International,  Inc.,  a  Nevada  Corporation  ('Ramex"  or the
"Company") was originally incorporated and commenced operations as Cache Oil Corporation in March, 1980 under the laws of the State of Utah. In July, 1980, Cache Oil Corporation purchased in a business combination all of the outstanding common stock of Rams Horn, Inc., a Wyoming Corporation which was subsequently dissolved. In December 1980, Cache Oil Corporation merged with the wholly owned subsidiary of Rams Horn, Inc., Ramex Synthetic Fuels International, Inc., a Utah Corporation, with the name of the surviving Utah Corporation being changed to Ramex Synfuels International, Inc. Ramex changed its domicile to Nevada from Utah in December 1988. All entities involved were in the development stage at the time of acquisition or merger.

Ramex was organized for the purpose of developing and extracting of oil, gas, and other energy sources from oil bearing shale. On May 29, 1990 the Company was issued a United States Patent for its oil shale gasification process and maintains exclusive rights to this process in the United States. The patent is valid until May 28, 2007. The Company believes that the low cost and efficient economics of the process make it very important to the future of Ramex. At present, the oil shale gasification process has been tested in the laboratory and in several field tests in Wyoming and Indiana. However, the results from the process, as utilized on a commercial basis, are unknown and no assurance can be given as to the amount of gas the process will produce, if any, or the longevity of any such production.

As  of  January  31,  2000,  Ramex  was not producing oil or oil shale products.

Ramex  Research  Partners,  Ltd.

Ramex Synfuels International, Inc. is the General Partner of Ramex Research Partners, Ltd. (the "Partnership'). Ramex was in the development stage until 1992, when initial investigations closed. For the purposes of funding the further testing, on September 30, 1993, the Company, as sponsor of a private placement of limited partnership interests in Ramex Research Partners, Ltd. Closed its offering at the minimum amount intended to be sold of $110,000 and issued a press release regarding the same. The partnership interests were offered to investors' meeting suitability standards in multiples of $5,000 with a minimum purchase of one unit.

The Partnership was formed for the purpose of participating with the Company in further enhancement and development of the oil shale gasification process (the "Process"). The funds which Ramex received from the Partnership, as well as funds received from other sources, including funds received form the sale of shares of common stocki in the future, if any, have been and are scheduled to be utilized by the Company to conduct additional research of the process which will have as its goals (i) the further understanding of the process involved in the in-situ gasification of shale oil; and

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

Ramex  Research  Partners,  Ltd.  (Continued)

(ii) the further development of the technology utilized into the design of the down-hole heaters, which are an integral part of the application of the process, in order to increase the efficiency of such heaters; (iii) the development of more efficient methods for handling the gases produced as a result of the application of the process; (iv) the development of more efficient drilling methods for penetrating and exploiting oil shale through the application of the process; and (v) the development of water containment methods to eliminate the problem of down-hole water flowing in the heater; and (vi) payment of outstanding accounts payable and to fund current operating expenses, to the extent possible, of the Company.

In consideration of the capital which the Partnership has made available to Ramex to fund its research and development activities, the Company grants to the Partnership a limited term royalty, payable out of the proceeds of gas produced from the application of the process. The limited term royalty shall continue until the partnership has received the greater of (i) payments aggregating 1.10% of the net profits received from the first 1,000 wells drilled and produced using the Ramex process or (ii) payments the limited partners receive aggregates ten times their original contribution.

Subsequent to establishing the above relationship, on December 13, 1993, the Company entered into a contractual agreement with Southwest Research Institute of San Antonio, Texas, for first phase testing of the patented Ramex in-situ gasification process. After the completion of the first phase, a plan was developed for further phases of testing; however, it was not implemented due to lack of available funding. The contractual agreement with Southwest Research Institute expired in September, 1997.

The  Oil  Shale  Gasification  Process

Since 1980, Ramex has been researching and developing a method to extract synthetic natural gas from oil shale. The oil shale gasification process invented and patented by Ramex is an in-situ operation requiring no mining. A well similar to a natural gas well is drilled into an oil shale formation, and the fired by a specially developed propane or natural gas power heater. The heater raises the temperature of the immediately surrounding shale to approximately 1,200 degrees Fahrenheit. Based on laboratory and field tests, raising the temperature of oil shale to that point causes a molecular reaction somewhat similar to the reaction in coal when it is turned into coke. No combustion takes place in the shale. Instead, hydrocarbons trapped in the shale are released predominantly as shale gas with a small amount of shale oil produced as well.

Development of the method began in the laboratory and progressed to initial and second field tests near Duchesne, Utah, followed by two additional field tests near Rock Springs, Wyoming. In April 1988, Ramex began field-testing near Henryville, Indiana, where a total of eight wells were frilled. Throughout the testing the Company continued to develop and refine its process.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

The  Oil  Shale  Gasification  Process  (Continued)

Based on information derived from the above mentioned tests. Ramex has proven that it can produce synthetic natural gas by drilling a hold into oil shale, inserting a heater and raising the temperature over 1,000 degrees Fahrenheit. The Company developed a heater which will allow the Company to put substantial BTUs of heat into the shale, including surface equipment and mechanisms to control the heater temperature and monitor the temperature of the shale as it is being heated.

Questions yet to be answered prior to using the process on a commercial basis are:

1.     How  fast  does  the  heat  reaction  move  thorugh  the  shale?

2.     How  far  will  the reaction go from the heat source and how much heat is necessary on an incremental basis to keep the reaction zone moving outward from the source heat?

3. What is the exact chemical composition of the gas that is produced from the process over a period of time and does the composition change with varying amounts of heat and if so, what is the ideal amount of heat to produce the most desirable chemical composition of the gas?

In all of the field tests in Indiana, Ramex was able to answer the above questions due to water incursions into the heating area after the burner was installed. Management determined that it needs a lengthy burn in a water free environment, and could not be assured that Ramex's lease holdings at the time in Indiana would provide that kind of environment.

The technology is available to de-water an area of shale. De-watering requires analyzing the water table in the intended gasification area and drilling a number of wells around the perimeter from which the water is pumped out creating a cone of depression. The Company believes that in a commercial application of the de-watering process, cost per basis would be minimal, but to do so for one will on a research basis is cost prohibitive. Therefore, while the commercial production of gas from the oil shale in Indiana and other states where high water tables are present is very possible, those locations are not suitable for further research development studies.

For the purposes of the Company, laboratory simulation represents a tremendous advantage over continue trial and error research in the field. Variables can be introduced, such as higher or lower temperatures and the effects studied to determine exactly the correct temperature necessary to achieve the best reaction and to maintain the most economical thermal front movement within the shale. The combustion of the gas produced can be tested 7using variable conditions. Volume of gas produced its composition and the ultimate economics of the process can be determined and perfected much more quickly.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

Competitive  Conditions

Oil shale gasification is a relatively new process for the commercial production of synthetic natural gas, and there are comparatively few companies involved in this activity. At least initially, Ramex does not anticipate any significant competition for geological prospects suitable for conducting its operations from other entities in the oil shale gasification industry. However, Ramex may encounter competition in obtaining future prospects and in selling natural gas by other companies and individuals engaged in traditinal exploration for oil and gas as well as in the organization and conduct of drilling programs, may of whom have greater financial resources and technical capabilities than the Registrant.

REGULATION

General

Ramex has no operations that are currently affected by political developments and federal and state laws and regulations. In particular, oil and natural gas production operations and economics are or have been affected by price control, tax and other laws relating to the oil and natural gas industry, by changes in such laws and by changing administrative regulations. There are currently no price controls on oil, condensate or NGLs; to the extent price controls remain applicable after the enactment of the Natural Gas Wellhead Decontrol Act of 1989.

Legislation affecting the oil and natural gas industry is under constant review for amendment or expansion, frequently increasing the regulatory burden. Also, numerous departments and agencies, both federal and state, are authorized by statute to issue and have issued rules and regulations binding on the oil and natural gas industry and its individual members, compliance with which is often difficult and costly and certain of which carry substantial penalties for the failure to comply. Ramex cannot predict how existing regulations may be interpreted by enforcement agencies or courts, nor whether amendments or additional regulations will be adopted, nor what effect such interpretations and changes may have on Ramex's business or financial condition.

Natural  Gas  Regulation

Historically, interstate pipeline companies generally acted as wholesale merchants by purchasing natural gas from producers and reselling the natural gas to local distribution companies and large end users. Commencing in late 1985, the Federal Energy Regulatory Commission (the "FERC") issued a series of orders that have had a major impact on interstate natural gas pipeline operations, services, and rates, and thus have significantly altered the marketing and price of natural gas. The FERC's key rule making action, Order No. 636 ("Order 636"), issued in April 1992, required each interstate pipeline to, among other things, "unbundle" its traditional bundled sales services and create and make available on an open and nondiscriminatory basis numerous constituent services (such as gathering services, storage services, firm and interruptible transportation services, and standby sales and natural gas balancing services), and to adopt a new rate making methodology to determine

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

Natural  Gas  Regulation  (Continued)

appropriate rates for those services. To the extent the pipeline company or its sales affiliate makes natural gas sales as a merchant in the future, it does so pursuant to private contracts in direct competition with all other sellers; however, pipeline companies and their affiliates were not required to remain "merchants" of natural gas, and most of the interstate pipeline companies have become "transporters only." In subsequent orders, the FERC largely affirmed the major features of Order 636 and denied a stay of the implementation of the new rules pending judicial review. By the end of 1994, the FERC had concluded the Order 636 restructuring proceedings, and, in general, accepted rate filings implementing Order 636 on every major interstate pipeline. However, even though the implementation of Order 636 on individual interstate pipelines is essentially complete, many of the individual pipeline restructuring proceedings, as well as Order 636 itself and the regulations promulgated thereunder, are subject to pending appellate review and could possibly be changed as a result of future court orders. Ramex cannot predict whether the FERC's orders will be affirmed on appeal or what the effects will be on its business.

In recent years the FERC also has pursued a number of other important policy initiatives which could significantly affect the marketing of natural gas. Some of the more notable of these regulatory initiatives include (i) a series of orders in individual pipeline proceedings articulating a policy of generally approving the voluntary divestiture of interstate pipeline owned gathering facilities by interstate pipelines to their affiliates (the so-called "spin down" of previously regulated gathering facilities to the pipeline's non-regulated affiliate), (ii) the completion of a rule making involving the regulation of pipelines with marketing affiliates under Order No. 498, (iii) the FERC's ongoing efforts to promulgate standards for pipeline electronic bulletin boards and electronic data exchange, (iv) a generic inquiry into the pricing of interstate pipeline capacity, (v) efforts to refine the FERC's regulations controlling operation of the secondary market for released pipeline capacity, and (vi) a policy statement regarding market based rates and other non-cost-based rates for interstate pipeline transmission and storage capacity.

Several of these initiatives are intended to enhance competition in natural gas markets, although some, such as "spin downs," may have the adverse effect of increasing the cost of doing business on some in the industry as a result of the monopolization of those facilities by their new, unregulated owners. The FERC has attempted to address some of these concerns in its orders authorizing such "spin downs," but it remains to be seen what effect these activities will have on access to initiatives, the ongoing, or in some instances, preliminary evolving nature of these regulatory initiatives makes it impossible at this time to predict their ultimate impact on Ramex's business.

Federal  Taxation

The federal government may propose tax initiatives that affect the oil and natural gas industry, including Ramex. Due to the preliminary nature of these proposals, Ramex in unable to determine what effect, if any, the proposals would have on product demand or Ramex's results of operations.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

Other  Proposed  Legislation

In the past, Congress has been very active in the area of natural gas regulation. Legislative proposals are pending in various states which, if enacted, could significantl7y affect the petroleum industry. Ramex cannot predict which proposals, if any may actually be enacted by Congress or any of the state legislatures, and what impact, if any, such proposals may have on Ramex's operations.

Environmental

Ramex currently has no operations. If Ramex were to initiate any drilling or exploitation of oil shale, the Company would be subject to numerous laws and regulations governing the discharge of materials into the environment or otherwise relating to environmental protection. These laws and regulations require the acquisition of a permit before drilling commences, restrict the types, quantities and concentration of various substances that can be released into the environment in connection with drilling and production activities, limit or prohibit drilling activities on certain lands lying within wilderness, wetlands and other protected areas, and impose substantial liabilities for pollution which might result from Ramex's operations. Moreover, the recent trend toward stricter standards in environmental legislation and regulation is likely to continue.

For instance, legislation has been proposed in Congress from time to time that would reclassify certain crude oil and natural gas exploitation and production wastes as "hazardous wastes" which would make the reclassified wastes subject to much more stringent handling, disposal and clean-up requirements. If such legislation were to be enacted, it could have a significant impact on the operating costs for the oil and natural gas industry in general. Initiatives to further regulate the disposal of crude oil and natural gas wastes are also pending in certain states, and these various initiatives could have a similar impact. This could incur substantial costs to comply with environmental laws and regulations. In addition to compliance costs, government entities and other third parties may assert substantial liabilities against owners and operators of oil and natural gas properties for oil spills, discharge of hazardous materials, remediation and clean-up costs and other environmental damages, including damages caused by previous property owners.

The  Pollution  Act  of  1990  (OPA")  imposes  a   variety  of  regulations  on
"responsible parties" related to the prevention of oil spills. The implementation of new, or the modification of existing, environmental laws or regulations, including regulations promulgated pursuant to the Oil Pollution Act f 1990, could have a material adverse impact on Ramex. While Ramex does not anticipate incurring material costs in connection with environmental compliance and remediation, it cannot guarantee that material costs will not be incurred.

Employees

At  January  31,  2000,  the  Registrant  had  no  salaried  employees.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

Other

During January 2000, the Company executed a plan of reorganization with SportsSports.com, Inc., a Florida Corporation, doing business on the World Wide Web as Sportsend.com. The plan of reorganization specifies that Ramex will have a one for thirty reverse split of its issued and outstanding common stock. Ramex also plans to either dispose of or sell its oil shale gasification business, which would include its patent.

ITEM  2     PROPERTIES

Patent

In November 1989, Ramex received approval from the U.S. Patent Office for its patent application for oil shale gasification process. The actual patent was issued on May 29, 1990. Ramex's patent covers the drilling of a hole into hydrocarbon bearing shale, inserting a heater and applying heat to the shale formation to cause a reaction which will produce synthetic natural gas and to extract that gas through the same bore hole. It also includes the description of the equipment itself.

The Registrant's executive offices are located at 2204 W. Wellesley, Spokane, Washington 99205.

ITEM  3     LEGAL  PROCEEDINGS

A judgement was granted in 1990 to Jack Guthrie and Associates, Inc. of Louisville, Kentucky to recover $12,076.70. nothing has occurred during the fiscal period ended January 31, 1999 on the judgement. A lawsuit was filed by Paul A. Petzrick of Annapolis, Maryland to recover $11,524.00 for consulting services. As of the date of this Form 10-K for the period ended January 31, 2000, no activity has occurred on this lawsuit. The Registrant intends to settle both of these obligations.

The officers and directors of the Registrant certify that to the best of their knowledge, neither the Registrant nor any of its officers or directors are parties to any material legal proceedings or litigation other than that referenced herein. The officers and directors of the registrant do not know of any other litigation being threatened or contemplated. To the best of the knowledge of the officers and directors of the Registrant, there are no investigations of any felonies, misfeasance or securities investigations nor is there any other pending or threatening litigation at the present time other than that referenced herein.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

ITEM  4     SUBMISSION  OF  MATTERS  TO  A  VOTE  OF  SECURITY  HOLDERS
There were no submissions to a vote of security holders during the fourth fiscal quarter ended January 31, 2000.

                                     PART II

ITEM  5     MARKET  FOR  REGISTRANT'S  COMMON  EQUITY  AND  RELATED
                        STOCKHOLDERS  MATTERS

The Registrant's common stock is listed on the OTC Bulletin Board of the NASD under the symbol "RAMX." No assurance can be given that the present market for the Registrant's common stock will continue.

The following table sets forth the high-ask and low-bid quotations per share as published by the National Quotation Bureau, Inc. for the fiscal quarterly periods indicated:

Market  Price:
                                       Fiscal year ending
                                           January 31,
                               1999                           2000
                      ----------------------          ---------------------
    Period             High             Low            High           Low
--------------------  ------          ------          ------         ------
    First Quarter     $0.017          $0.003          $0.003         $0.009
    Second Quarter    $0.017          $0.005          $0.04          $0.015

    Third Quarter     $0.017          $0.005          $0.04          $0.03
    Fourth Quarter    $0.017          $0.009          $0.19          $0.035
        \

Such over-the-counter market quotations reflect inter-dealer prices, without retail mark-up, markdown or commission and may not necessarily represent actual transactions.

Shareholders:

As of January 31, 2000 there were approximately 3953 holders of record of the Common Stock of the Company.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

Dividends

The Company has paid no cash dividends to date, and it does not intend to pay any cash dividends in the foreseeable future.

ITEM  6     SELECTED  FINANCIAL  DATA
            (Not covered by report of independent accountants)

                                               Years Ended January 31,
                              ----------------------------------------------------------
                                 1996        1997        1998        1999        2000
                              ----------  ----------  ----------  ----------  ----------
Revenues                             -0-         -0-         -0-         -0-         -0-
Net loss from operations        (21,081)    (19,168)    (19,901)    (22,957)    (20,783)
Income from forgiveness
     of debt                     17,692          -0-         -0-         -0-         -0-
Income from interest                 -0-         18          27          39          -0-
Net loss                        (21,081)    (19,150)    (19,874)    (22,918)    (20,783)
Net loss per common share           NIL         NIL         NIL         NIL         NIL
Current assets                    9,408       2,209       1,281       6,509      10,484
Current liabilities             144,052     156,003     169,949     181,095      51,127
Total Assets                      9,408       2,209       1,281       6,509      10,484
Stockholders' equity (deficit) (134,644)   (153,794)   (168,668)   (174,586)    (50,743)

ITEM  7     MANAGEMENT'S  DISCUSSION  AND  ANALYSIS  OF  FINANCIAL
                        CONDITION  AND  RESULTS  OF  OPERATION

Since inception, the Company's activity has been limited to conducting research and development of the Process for extracting synthetic natural gas from oil shale as described elsewhere in this report. The funds used to complete this research and development were initially provided by the sale of common restricted stock from the authorized, but unissued, shares of common stock of Ramex, loans made by shareholders and by the sale of limited partnership interests in Ramex Research partners, Ltd.

It was determined after the completion of the last field project in Indiana in 1995, that it would be necessary to next go to a laboratory research arrangement to answer some of the basic questions developed as a result of the field work done by Ramex. The Company has not undertaken any such laboratory research.
Liquidity  and  Capital  Resources:

As of January 31, 2000 Ramex's current assets were $10,484, and current liabilities were $51,127. Thus, there was a working capital deficiency of $40,643.












                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

Results  of  Operations:

During the fiscal year ended January 31, 2000, the Company incurred total expenses of $20,783. These expenses were for normal daily operations of the Company, including consulting services. As in the past several years, the Company had no revenues for the year ended January 31, 2000.
Environmental  Ramifications  of  the  Ramex  Process:

The Company has made in-depth inquiries to ascertain the environmental safety of its gasification process. To obtain a further understanding of the mobilization of trace elements and to indicate the environmental and health effects of the Process, Ramex conducted a survey of literature looking for similar scenarios on equivalent strata. The survey discovered no relevant information indicating a possible negative environmental impact of the Ramex process.

Ramex conducted actual field tests on ground water in and around a production well. In order to assure reliability, both the Indiana Geological Survey and Environmental Consultants of Clarkville, Indiana conducted a series of tests for Ramex as well. The tests compared leachate composition and the results showed that the Process did not materially affect the water in the area near the tested well sites.

Further discussion of both government and environmental regulations that may impact future operations of the Company is reported in Item 1. The Company has no way to predict what impact, if any, such laws and regulations may have on any of its future operations.

ITEM  8     FINANCIAL  STATEMENTS  AND  SUPPLEMENTARY  DATA
Financial statements appear on sequential pages 19 to 30 of this Annual Report on Form 10-K.

ITEM  9     CHANGES  AND  DISAGREEMENTS  WITH  ACCOUNTANTS  ON
                        ACCOUNTING  AND  FINANCIAL  DISCLOSURE
None

                                 PART III

ITEM  10     DIRECTORS  AND  EXECUTIVE  OFFICERS  OF  THE  REGISTRANT

Members of the Board of Directors and/or Executive Officers of the Registrant and further information concerning them are as follows:


Name                           Age    Position
-----------------------------  ---    -----------------------------------------------
Maynard  M.  Moe                58    President, Chief Executive Officer and Director
Kerry  L.  Weger                53    Secretary-Treasurer,  Director
George  Shutt                   79    Director
John  F.  Mayer                 58    Director
Sigurd  "Morris"  Mathisen      67    Vice-President

There are no family relationships among the current Directors and Officers of the Company.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

Maynard  M.  Moe, age 58, President, Chief Executive Officer and a Director, was
elected by the Board of Directors on October 8, 1983. He was a Vice-President from January 20, 1993 to October 8, 1993. Mr. Moe was first hired as a consultant by the Registrant to handle day-to-day operations of Ramex as well as shareholder relations. He attended Eastern Washington College of Education in 1959 and 1960. He attended the Spokane Community College for Oil Advance Burner Technology courses in 1965 and he received his oil burner mechanics license in 1965. Prior to his consulting work with Ramex, Mr. Moe was a stockbroker with Dillon Securities in Spokane, Washington form 1978 to 1992. Mr. Moe obtained Washington State Series 63, NASD Series 7 and Principle Series 23 licenses. Mr. Moe served as a committee chairman and vice president and director of the
Spokane Stock Exchange for eighteen months. On August 31, 1992, Mr. Moe's chapter 11 plan of reorganization was confirmed, in order to pay all personal/business debts in full over three years. On March 13, 1996, Mr. Moe received a conformed copy of the Final Decree from the Court closing this case. During the past ten years, Mr. Moe has worked with different companies as a consultant for shareholder relations.

Kerry L. Weger, age 53, has been a Director and Secretary-Treasurer since June 22, 1992. Mr. Weger attended Indiana University and received a B.A. in Business and a JD from the Indiana University School of Law in 1971. He is a member of the Indiana and Michigan State Bar Associations. Mr. Weger has been in the continuous practice of law for twenty years and is currently practicing corporate law. Mr. Weger has represented several oil and gas drilling and development companies and is familiar with all phases of drilling and development. Mr. Weger is active in his community, is a member of the Bloomington Planning Commission, the Chamber of Commerce Erosion Development Committee and a past member of the Bloomington Little League Board of Directors and Monroe County Economic Development Council.

George Shutt, age 79, has been a Director since June 22, 1992. Mr. Shutt is presently the owner and sole proprietor of GESCO Consultants. GESCO Consultants provides consulting and manufacturing representative services to selected segments of the aerospace industry. Prior to forming GESCO Consultants in 1981, Mr. Shutt was employed by Hughes Aircraft Company for thirty years in various capacities, including subcontracts administrator, project engineer,
manufacturing  planning  for  complex  electronic   systems  and   manufacturing
supervisor. Mr. Shutt also worked for Ford Motor Company for five years in commercial sales and development of specialized vehicles. Mr. Shutt has worked variously for Lockheed Aircraft Co. In the Research and Development Department. He was with the U.S. Air Force as an instructor on instrument flying techniques.

John F. Mayer, age 58, has been a Director since October 1988. He held the offices of President and Chief Executive Officer form June 22, 1992 until his resignation from these positions effective October 1, 1993. Mr. Mayer attended Southwest Texas Junior College (Associate of Arts degree), Colorado State University (Bachelor of Science degree) and the University of Kansas (two years of post service where he was employed as a civilian scientist and weapons graduate work in physics.). Mr. Mayer retired in 1992 from civil system analyst with the Department of Defense for 20 years, 13 years of which were in management positions.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

Sigurd "Morris" Mathisen, age 67, has been a Vice-President since October 29, 1993. Mr. Mathisen attended the Virginia Polytechnical Institute, majoring in Civil Engineering/Building Construction. Mr. Mathisen's work experience has included management, administration, planning, budgeting, scheduling, contracting, inspecting, directing all phases of construction, with profit and loss responsibility on all types of commercial, industrial, fossil and nuclear power generation, and hazardous waste facilities. Mr. Mathisen was instrumental in the installation baghouses, wet scrubber systems, and or electrostatic precipitators on four separate 500 mega watt fossil fuel power generation units. During more than four years he was Assistant Resident Manager for J.A Jones Construction Co. At Hanford, Washington. He has been responsible for direction of 1,500 employees plus subcontractors, on new and maintenance construction of nuclear and nuclear waste facilities and involved with the construction of a total of twenty-six multi-million dollar projects.

The terms of such Directors and Officers are for a period of one year or until their successors are duly elected and qualified.

ITEM  11     RENUMERATION  OF  DIRECTORS  AND  OFFICERS

Officers:

For the fiscal year ended January 31, 2000 none of the Officers of the Registrant had cash compensation in excess of $20,000.

Directors:

The Directors of the Company received no compensation for services rendered to the Registrant during the fiscal year ended January 31, 2000 in excess of $20,000.

Stock  Option  and  Compensation  Bonus  Plan:

Ramex's Stock Option and Compensation Bonus Plan (the "Plan") authorizes 3,000,000 shares of Common Stock for issuance to directors, officers, key-employees, consultants and advisors who contribute materially to the success and profitability of Ramex and who provide key services, consultation or advice to Ramex. As of January 31, 1991, there were 666,666 shares issued pursuant to the Plan. The Plan is intended to advance the interests of Ramex by encouraging and enabling the directors, officers, key employees, consultants and advisors to acquire and retain a proprietary interest in Ramex by ownership if its stock. The Plan is administered by the Board of Directors. The exercise price of each option is to be not less than 76% of the fair market value of the Common Stock on the date of grant or issuance. An option may be exercised for the following maximum amounts: 33% of the amount granted any time at least six months subsequent to the date of grant, an additional 33% of the amount granted any time at least 15 months subsequent to the date of grant, an additional 34% of the amount granted any time at least 27 months subsequent to the date of grant. Options under the Plan may not be sold, pledged, signed, hypothecated, transferred or otherwise disposed of and are exercised only by the Optionee or upon his death by his legal representative.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

In the event of termination for cause of an Optionee's employment with Ramex, the options shall expire immediately upon such termination. If the Optionee dies during his employment with Ramex, his options shall be exercisable by his personal representative to the extent the Optionee would have been entitled to exercise such option if he had continued to live and be in such employment, for the lesser of one year after his death or for the remaining term of the option.


ITEM  12     SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND
                        MANAGEMENT

The following table sets forth information, as of January 31, 2000 as to each person who is known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company, and as to the security ownership of each Director of the Company and all officers and Directors of the company as a group. Except where specifically noted, each person listed in the table has sole voting and investment poser to the shares listed.

                                                   Security Ownership
Title              Name and Address                 Amount and Nature       Percent
of Class          of Beneficial Owner           of Beneficial Ownership     of Class
------------  --------------------------       ------------------------   ------------
Directors and Executive Officers:

Common Stock  MAYNARD M. MOE                              8,913,200          31.68%
              President, Chief Executive
              Officer, Director
              2204 W. Wellesley
              Spokane, WA  99205

Common Stock  JOHN F. MAYER                              3,257,100          11.58%
              Director
              534 Valley Drive
              Kerrville, Texas 78028

Common Stock  KERRY WEGER                                  641,000           2.28%
              Secretary/Treasurer
              3023 Daniel Street
              Bloomington, IN  47401

Common Stock  GEORGE SHUTT                                  92,450            .33%
              Director
              17582 Meridith Dr.
              Santa Ana, CA  92705

Common Stock  SIGURD "MORRIS" MATHISEN                      81,750            .30%
              Vice-President
              6415 N. Fleming
              Spokane, WA  99208

Common Stock   ALL DIRECTORS and                        12,985,500           46.17%
               Executive Officers as a group
               (5 persons) as of the date of this Form 10-K

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000


Stockholders  owning  more  than  5%  of  the  Registrant's  Voting  Securities:
Common  Stock          None

ITEM  13     INTEREST  OF  MANAGEMENT  AND  OTHERS  IN  CERTAIN  TRANSACTIONS

There have been no transactions or series of transactions, or proposed transactions during the last fiscal year to which the Registrant is a party in which, which any director, nominee for election as a director, executive officer or beneficial owner of five percent or more of the Registrant's common stock, or any member of the immediate family of the foregoing had or is to have a direct or indirect material interest exceeding $60,000.

                                     PART IV

ITEM  14     EXHIBITS,  FINANCIAL  STATEMENT  SCHEDULES,  AND  REPORTS  ON  FORM
             8-K

(a)  (1)     The financial statements listed in the following index are filed as part  of  this  Annual  Report  on  Form  10-K:

                                                             Sequential
                                                                Page

Title  Page                                                      18
Table  of  Contents                                              18
Report  of  Independent  Auditor                                 19
Statement of Financial Position at January 31, 2000,
    1999 and 1998                                                20
Statement of Operations for the Years Ended January 31,
    2000, 1999 and 1998                                          21
Statement of Changes in Stockholders' Equity for the
    Years Ended January 31, 2000, 1999 and 1998                  22
Statement of Cash Flows for the Years Ended January 31,
    2000, 1999 and 1998                                          23
Notes to Financial Statements at January 31,
    2000, 1999 and 1998                                          24-27
Consent  of  Auditor                                             28

(a) (2) Financial Statement Schedules are not filed with this Annual Report on Form 10-K because the Schedules are either inapplicable or the required information is presented in the Financial Statements or Notes hereto.

(a)     (3)  Exhibits

(b) Form 8-K reported a letter of intent on an acquisition on January 12, 2000 considered to be included herein by reference.

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                    FORM 10-K
                                JANUARY 31, 2000

                                   SIGNATURES
Pursuant to the requirements of Section 13 of 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Ramex  Synfuels  International,  Inc.
     Registrant

Dated:                     By: /s/ Maynard M. Moe
      ------------------      -------------------------------------
                              Maynard  M.  Moe
                              President,  CEO  and  Director



Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the Registrant and on the dates indicated.

Dated:                     By:
      ------------------      -------------------------------------
                              Maynard  M.  Moe
                              President,  CEO  and  Director

Dated:                    By:
      ------------------      -------------------------------------
                              Kerry  L.  Weger,
                              Secretary/Treasurer  and  Director

Dated:                    By:
      ------------------      -------------------------------------
                              George  Shutt
                              Director

Dated:                    By:
      ------------------      -------------------------------------
                              John  F.  Mayer
                              Director

                                 RAMEX SYNFUELS
                               INTERNATIONAL, INC.

                              FINANCIAL STATEMENTS
                                January 31, 2000


                              WILLIAMS & WEBSTER PS
                          Certified Public Accountants
                        BANK OF AMERICA FINANCIAL CENTER
                          601 W. RIVERSIDE, SUITE 1940
                               SPOKANE, WA   99201
                                 (509) 838-5111





                       RAMEX SYNFUELS INTERNATIONAL, INC.

                                TABLE OF CONTENTS



Independent  Auditor's  Report                                        1

Statements  of  Financial  Position                                   2

Statements  of  Operations                                            3

Statement  of  Stockholders'  Equity  (Deficit)                       4

Statements  of  Cash  Flows                                           5

Notes  to  Financial  Statements                                      6

                          INDEPENDENT AUDITOR'S REPORT




Board  of  Directors
Ramex  Synfuels  International,  Inc.
Spokane,  Washington

We have audited the accompanying statements of financial position of Ramex Synfuels International, Inc. as of January 31, 2000, 1999 and 1998 and the related statements of operations, changes in stockholders' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentations. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ramex Synfuels International, Inc. as of January 31, 2000, 1999 and 1998 and the results of operations, changes in stockholders' equity (deficit) and cash flows for the years then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered recurring losses from operations, has generated no revenues in the last three years, has a working capital deficit and substantial liabilities. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




Williams  &  Webster,  P.S.
Spokane,  Washington
March  2,  2000

RAMEX SYNFUELS INTERNATIONAL, INC.
BALANCE SHEETS



ASSETS
                                     January 31,     January 31,     January 31,
                                        2000            1999            1998
                                   -------------    -----------    -----------
CURRENT ASSETS
     Cash                          $     10,484     $    6,509     $    1,281
                                   -------------    -----------    -----------

     TOTAL ASSETS                  $     10,484     $    6,509     $    1,281
                                   =============    ===========    ===========


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
     Accounts payable              $     46,969      $  62,801     $   64,295
     Related party payables               4,158        118,294        105,654
                                   -------------    -----------    -----------

     Total Current Liabilities           51,127        181,095        169,949
                                   -------------    -----------    -----------

COMMITMENTS  AND  CONTINGENCIES          10,100            -              -
                                   -------------    -----------    -----------

STOCKHOLDERS' EQUITY (DEFICIT)
     Common stock; $.01 par
       value; 125,000,000 shares
       authorized; 28,138,765,
       16,023,465 and 14,323,465
       shares issued and
       outstanding as of
       January 31, 2000, 1999 \
       and 1998, respectively           281,387        160,234        143,234
     Additional  paid-in  capital     4,618,402      4,594,929      4,594,929
     Accumulated  deficit            (4,950,532)    (4,929,749)    (4,906,831)
                                   -------------    -----------    -----------

     Total Stockholders'
       Equity (Deficit)                 (50,743)      (174,586)      (168,668)
                                   -------------    -----------    -----------

     TOTAL LIABILITIES AND
       STOCKHOLDERS' EQUITY
       (DEFICIT)                   $     10,484     $    6,509     $   1,281
                                   =============    ===========    ===========





The accompanying notes are an integral part of these financial statements.

RAMEX SYNFUELS INTERNATIONAL, INC.
Statements of Operations

                                     Year Ended      Year Ended     Year Ended
                                     January 31,     January 31,    January 31,
                                        2000            1999           1998
                                     -----------     -----------     -----------
REVENUE                              $      -        $     -         $      -
                                     -----------     -----------     -----------

GENERAL AND ADMINSTRATIVE EXPENSES       20,783          22,957          19,901
                                     -----------     -----------     -----------

(LOSS)  FROM  OPERATIONS                (20,783)        (22,957)        (19,901)

OTHER INCOME
     Interest                               -                39              27
                                     -----------     -----------     -----------

LOSS  BEFORE  INCOME  TAXES             (20,783)        (22,918)        (19,874)

INCOME  TAXES                               -               -               -
                                     -----------     -----------     -----------

NET LOSS                             $  (20,783)     $  (22,918)     $  (19,874)
                                     ===========     ===========     ===========

BASIC AND DILUTED
  NET (LOSS) PER SHARE                     (NIL)           (NIL)           (NIL)
                                     ===========     ===========     ===========

BASIC AND DILUTED
WEIGHTED AVERAGE NUMBER
OF COMMON SHARES OUTSTANDING         26,687,245      15,385,383      14,219,081
                                     ===========     ===========     ===========




















The accompanying notes are an integral part of these financial statements.

RAMEX SYNFUELS INTERNATIONAL, INC.
Statement of Changes in Stockholders' Equity

                           Common Stock            Additional
                   --------------------------      Paid-In     Accumulated
                      Shares         Amount        Capital      (Deficit)       Total
                   -----------    -----------    -----------   -----------   -----------
Balance,
February 1, 1997    13,823,465    $  138,234     $4,594,929    $(4,886,957)  $ (153,794)
Common stock
issued for cash
at $.01 per
share                  500,000         5,000            -              -          5,000
Net loss for
the year ended
January 31, 1998           -              -             -          (19,874)     (19,874)
                   -----------    -----------    -----------   -----------   -----------
Balance,
January 31, 1998    14,323,465       143,234      4,594,929     (4,906,831)    (168,668)
Common stock
issued for cash
at $.01 per share    1,700,000       17,000             -              -         17,000
Net loss for
the year ended
January 31, 1999           -            -               -          (22,918)     (22,918)
                   -----------    -----------    -----------   -----------   -----------
Balance,
January 31, 1999    16,023,465       160,234      4,594,929     (4,929,749)    (174,586)
Common stock
issued for
accounts
payable and
related party
payables at
prices ranging
from $0.01 to
$0.03 per share     11,065,300       110,653         23,473            -        134,126
Common stock
issued for
services at
$0.01 per share         50,000           500            -              -            500
Common stock
issued for cash
at $0.01 per share   1,000,000        10,000           -               -         10,000
Net loss for
the year ended
January 31, 2000           -             -             -           (20,783)     (20,783)
                   -----------    -----------    -----------   -----------   -----------
Balance,
January 31, 2000    28,138,765    $  281,387     $4,618,402    $(4,950,532)  $  (50,743)
                   ===========    ===========    ===========   ===========   ===========





The accompanying notes are an integral part of these financial statements.


RAMEX SYNFUELS INTERNATIONAL, INC.
Statements of Cash Flows For the Years



                                               January 31,    January 31,    January 31,
                                                  2000           1999          1998
                                               -----------    -----------    -----------
CASH FLOWS FROM
OPERATING ACTIVITIES
Net (loss)                                     $  (20,783)    $  (22,918)    $  (19,874)
Common stock issued for services                      500            -              -
  Changes in assets and liabilities:
  Accounts payable                                    -           (1,494)           -
  Commitments and contingencies                    10,100            -              -
  Related  party  payables                          4,158         12,640         13,946
                                               -----------    -----------    -----------
Net cash used by operating activities              (6,025)       (11,772)        (5,928)
                                               -----------    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
                                                      -              -              -
                                               -----------    -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Issuance of common stock for cash                10,000         17,000          5,000
                                               -----------    -----------    -----------

Net cash from financing activities                 10,000         17,000          5,000
                                               -----------    -----------    -----------

NET INCREASE (DECREASE) IN CASH                     3,975          5,228           (928)

CASH AT BEGINNING OF YEAR                           6,509          1,281          2,209
                                               -----------    -----------    -----------

CASH  AT  END  OF  YEAR                        $   10,484     $    6,509     $    1,281
                                               ===========    ===========    ===========

SUPPLEMENTAL INFORMATION:
  Interest paid                                $      -       $      -       $      -
  Taxes paid                                   $      -       $      -       $      -

Non-cash financing activities:
  Common stock issued for services             $      500     $      -       $      -
  Common stock issued for accounts payable
    and related party payables                 $  134,126     $      -       $      -










The accompanying notes are an integral part of these financial statements.



                        RAMEX SYNFUELS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 2000

NOTE  1  -  ORGANIZATION  AND  DESCRIPTION  OF  BUSINESS

The  Company's  predecessor,  Cache  Oil  Corporation, was incorporated in March
1980, under the laws of the State of Utah. In July 1980, Cache Oil Corporation purchased, in a business combination, all of the outstanding common stock of Ramex Horn, Inc., a Wyoming corporation, which was subsequently dissolved. In
December 1980, Cache Oil merged with a wholly owned subsidiary of Ramex Horn, Inc., Ramex Synthetic Fuels International, Inc., a Utah corporation, at which time the name of the surviving Utah corporation was changed to Ramex Synfuels
International, Inc. (the Company). The Company had been in the development stage prior to 1992, at which time operations ceased. Currently management is seeking new capital through formation of a strategic alliance or joint venture.

NOTE  2  -  SUMMARY  OF  SIGNIFICANT  ACCOUNT  POLICIES

This summary of significant accounting policies of Ramex Synfuels International, Inc. is presented to assist in understanding the Company's financial statements.
The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Accounting  Method

The Company's financial statements are prepared using the accrual method of accounting with a year end of January 31.

Loss  per  Share

Loss per share is computed by dividing the net loss by the weighted average number of common shares outstanding during the year. The weighted average number is calculated by taking the number of shares outstanding and weighting them by the amount of time that they were outstanding. Basic and diluted loss per share is the same as there are no common stock equivalents outstanding.

Cash  and  Cash  Equivalents

For purposes of the Statement of Cash Flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

Financial  Accounting  Standards

The Company has adopted the fair value accounting rules to record all transactions in equity instruments for goods or services.













                        RAMEX SYNFUELS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 2000

NOTE  2  -  SUMMARY  OF  SIGNIFICANT  ACCOUNT  POLICIES  (Continued)

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

Provision  for  Taxes

At January 31, 2000, the Company has a net operating loss carryforward of approximately $4,950,000 that may be offset through 2014. No tax benefit has been reported in the financial statements as the Company believes there is a 50% or greater chance the net operating loss carryforwards will expire unused.
Accordingly, the potential tax benefits of the net operating loss carryforwards are offset by a valuation allowance of the same amount.

NOTE  3  -  GOING  CONCERN

The Company's financial statements have been presented on a going concern basis that contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. In recent years however, the Company has sustained substantial operating losses without generating any revenues. In addition, the Company has substantial liabilities and a working capital deficit of $40,643. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

Management's  plans  to  mitigate  this  issue  are  summarized  as  follows:

Management has provided an infusion of cash through advances from officers and directors and minimized the Company's cash expenditures. Management also intends to seek new capital by forming a strategic alliance or joint venture.
The above actions are expected to provide funds needed to increase liquidity and implement the Company's business plans. See Notes 7 and 9.

NOTE  4  -  STOCK  OPTION  AND  COMPENSATION  BONUS  PLAN

In 1989, the Company established a nonqualified stock option plan for its directors, employees, and outside consultants. Under the plan, options to purchase shares of the Company's common stock may be granted at 76% of the fair market value of the common stock at the date of grant. Options may be partially exercised within six months of the grant and are fully exercisable within twenty-seven months of the grant date.

NOTE  4  -  STOCK  OPTION  AND  COMPENSATION  BONUS  PLAN  (Continued)

The Company originally provided for a maximum of 3,000,000 shares to be issued under the stock option plan. In 1989 and 1990, the Company issued 1,366,667 shares under the plan and has issued no additional shares since that time. The remaining shares available under the plan were reduced to 163,333 due to the Company's reverse stock split in 1994.




                        RAMEX SYNFUELS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 2000

NOTE  5  -RELATED  PARTY  TRANSACTIONS

As  of  January  31,  2000, 1999 and 1998, the Company owed $4,158, $118,294 and
$105,654, respectively to officers for accrued consulting fees, advances and expenses paid on behalf of the Company. During the year ended January 31, 2000, stock was issued to related parties in payment of a majority of the related party payables. See Note 8.

NOTE  6  -  ACCOUNTS  PAYABLE

Accounts payable principally consists of trade payables which are several years old. It appears that no efforts are being made by the vendors to collect these delinquent balances, and the Company believes that collection efforts are unlikely. During the year ended January 31, 2000, stock was issued in payment of a portion of the accounts payable. See Note 8.

NOTE  7  -  COMMITMENTS  AND  CONTINGENCIES

Ramex  Research  Partners,  Ltd.

In  September  1993,  the  Company  as the general partner in newly formed Ramex
Research Partners, Ltd., a Texas limited partnership, raised $110,000 for further development of an oil shale gasification process. This process is protected by a patent (issued on May 29, 1990), owned by the Company, which is carried at no cost on the Company's financial statements. In return for this funding, the Company has granted to the limited partners a limited term royalty payable from the future proceeds, if any, of gas produced from the application of this process. This limited term royalty will continue until the limited partners have received the greater of (1) payments aggregating 1.10% of the net profits derived from the first 1,000 productive wells using this process, or (2) payments aggregating ten times the limited partners' original investment.

NOTE  7  -  COMMITMENTS  AND  CONTINGENCIES  (Continued)

Sports  Sports.Com,  Inc.

During  January  2000, the Company executed a plan of reorganization with Sports
Sports.Com, Inc., (hereinafter "Sportsend") a Florida corporation, doing business on the World Wide Web as Sportsend.Com. In executing the plan of reorganization, the Company is expected to have a one for thirty reverse split of its issued and outstanding common stock and pay off all currently existing liabilities. Subsequent to these financial statements, Sportsend has advanced
$130,000 to a trust account that is controlled by the president of Ramex for the purpose of liquidating these liabilities and paying expenses related to the plan of reorganization. At January 31, 2000, Sportsend had advanced $10,100 to the Company for the specific purpose of paying for the shareholders' proxy in regard to this plan of reorganization. After the reverse stock split and payment of liabilities, the Company intends to acquire Sportsend in a reverse merger through a stock for stock transaction. The acquisition date is expected to be set once both companies have their annual audited financial statements and the aforementioned conditions have been met.








                        RAMEX SYNFUELS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 2000

NOTE  8  -  COMMON  STOCK

During the year ended January 31, 2000, the Company issued 11,065,300 shares of its common stock for in payment of accounts payable and related party payables at prices ranging from $0.01 to $0.03 per share. The Company also issued 50,000 shares of common stock for services at $0.01 per share and 1,000,000 shares of common stock for cash at $0.01 per share. The shares were issued at the fair market value on the date of issuance.

During the years ended January 31, 1999 and 1998, the Company sold 1,700,000 and 500,000 shares of its common stock, respectively, at $0.01 per share, which was the fair market value of the shares on the date of issuance.

NOTE  9  -  SUBSEQUENT  EVENTS

The Company has executed a plan of reorganization with Sports Sports.Com, Inc. a Florida corporation, doing business on the World Wide Web as Sportsend.Com. The reorganization calls for acquisition of Sportsend through stock for stock transactions after a one for thirty reverse stock split of the Company's common stock and other conditions are met. See Note 7.




































                                  APPENDIX IV


                      AGREEMENT AND PLAN OF REORGANIZATION

                                  By and among

                       RAMEX SYNFUELS INTERNATIONAL, INC.
                                   as Acquirer

                                  SPORTS SPORTS.COM
                                   as Acquiree

                                       and

                               the Shareholders of
                                SPORTS SPORTS.COM
                     as more particularly set forth herein.


                          ----------------------------



                                NOVEMBER 22, 1999






































                      AGREEMENT AND PLAN OF REORGANIZATION
                      ------------------------------------

     THIS AGREEMENT AND PLAN OR REORGANIZATION (this 'Agreement') is made and entered into this 22nd day of November, 1999 by and among RAMEX SYNFUELS
INTERNATIONAL INC., a Nevada corporation (hereinafter referred to as "RAMX"), SPORTS SPORTS.COM, a Florida corporation (hereinafter referred to as "SE") and the shareholders of SE listed on the signature page and on Exhibit A hereto constituting all of the shareholders of SE (hereinafter referred to as the "SE
Shareholders").

                                    RECITALS
                                    --------

A. The SE Shareholders own all of the issued and outstanding shares of the Common Voting Stock of SE as set forth on Exhibit A hereto.

B.     RAMX  is  willing  to  acquire  all  of the issued and outstanding Common
Voting  Stock  of  SE, making  SE  a wholly-owned subsidiary of RAMX, and the SE
Shareholders desire to exchange all of their shares of SE's Common Voting Stock for shares of RAMX's authorized but unissued shares of Common Voting Stock as hereinafter provided.

C.     It is the intention of the parties hereto that (I) RAMX shall acquire all
of  the   issued  and  outstanding   Common  Voting  Stock  of  SE  in  exchange
solely  for  the  number  of shares  in  RAMX's  authorized  but unissued Common
Voting Stock set forth below (the  "Exchange")  (ii)  the Exchange shall qualify as  a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue
Code  of  1986,  as amended, and related  sections  thereunder;  and  (iii)  the
Exchange   shall   qualify  as  a   transaction   in  securities   exempt   from
registration  or qualification under the Securities  Act  of  1933,  as  amended
(the  "Act")  and  under  the  applicable  securities  laws  of  each  state  or jurisdiction  where  the  Shareholders  reside.

NOW,  THEREFORE,   in  consideration   of  the   mutual  covenants,  agreements,
representations and warranties contained  in this  Agreement, the parties hereto agree as follows:

SECTION  1.  EXCHANGE  OF  SHARES
---------------------------------

1.1     EXCHANGE  OF SHARES.  RAMX and the SE Shareholders hereby agree that the
SE  Shareholders  shall,   on  the  Closing   Date   (as  hereinafter  defined),
exchange all of their issued  and  Common  Voting  Stock,  set  forth in Exhibit
A  hereto  (which  gives  effect  to  RAMX's 1 for 30 reverse stock split of its outstanding Common Voting Stock  to be authorized by the RAMX Shareholders prior
to  or  simultaneously  with  the   completion  of  this  acquisition  and  made
effective  as  soon  as  practicable  thereafter.   The  number  of  shares   of
Common  voting  Stock  owned  by  each  shareholder  of  SE  and  the  number of shares  of  RAMX Common Voting Stock which each  will  be  entitled  to  receive in  the  Exchange  is  set  forth  in  Exhibit  A  hereto.

1.2     DELIVERY  OF  SHARES.   On  the  Closing   Date,   the  SE  Shareholders
deliver  to  RAMX  the  certificates  representing  the  Shares,  duly  endorsed
(or  with  executed  stock powers)  so  as  to make RAMX the sole owner thereof.
Simultaneously, RAMX will deliver  certificates  representing  the  RAMX  Shares to  the  SE  Shareholders.




1.3 TAX-FREE REORGANIZATION. The SE Shareholders acknowledge that, in the event that Common Voting Stock of SE representing at least 80% in interest of SE is not exchanged for shares of RAMX Common Voting Stock pursuant hereto, the Exchange will not qualify as a tax-free reorganization under Section
368(a)(1)(B)  of  the  Internal  Revenue  Code  of  1986,  as  amended.

1.4     INVESTMENT  INTENT.  The  RAMX Shares have not been registered under the
Securities  Act  of 1933,  as  amended  (the "Act") and may not be resold unless the  RAMX  Shares  are  registered  under  the  Act  or  an  exemption from such registration  is  available.  The  SE  Shareholders  represent  and warrant that each  of them is acquiring the RAMX  Shares  for  his,  her, or its own account,
for  investment,  and not with a view   to  the  sale  or  distribution  of  the
RAMX  Shares.  Each  certificate  representing  the  RAMX  Shares  will  have  a legend  thereon  incorporating  language  as  follows:

"The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration had been established, or unless sold pursuant to Rule 144 of the Securities Act of 1933."

1.5 Payment and Spinoff.SE shall pay to RAMX the sum of $130,000 to be used to pay off all debts and any judgements. RAMX will be debt free within 14 days of delivery of this sum and shall have no liabilities at that time. RAMX shall spin off any technology-licenses and patents to an entity directed to by Maynard
Moe for the consideration  of $1.00  at such  time as Mr.  Moe  directs.

SECTION  2.  REPRESENTATIONS  AND  WARRANTIES  OF  SE  AND  SE  SHAREHOLDERS
----------------------------------------------------------------------------

     SE and the SE Shareholders (to the best of the SE Shareholders' knowledge and belief as to SE except with respect to Sections 2.2 and 2.14 hereafter as to which the representation and warranty shall be unqualified as to each SE
Shareholder's  respective  interest)  hereby  represent  and warrant as follows:

2.1     ORGANIZATION  AND  GOOD  STANDING:   Ownership  of   Shares.  SE   is  a
corporation  duly  organized, validity  existing  and in good standing under the laws  of  the State of Florida, and  is  entitled to own or lease its properties and  to  carry on its business as and  in  the  place  where such properties are now owned, leased or operated and such  business  is  now conducted.  SE is duly licensed  or  qualified  and in good standing as a foreign corporation where the character  of  the  properties  owned  by it  or  the  nature  of  the  business transacted  by  it  make  such  licenses or qualifications  necessary.  SE  does not  have  any  subsidiaries.  There are no outstanding  subscriptions,  rights,
options,  warrants  or   other  agreements  obligating  either   SE  or  the  SE
Shareholders  to  issue,  sell  or  transfer stock or other  securities  of  SE, except  simultaneously  herewith.

2.2 OWNERSHIP OF SHARES. The SE Shareholders are the owners of record and beneficially of all the shares of Common Voting Stock of SE, all of which Shares are free and clear of all rights, claims, liens and encumbrances, and which shares have not been sold, pledged, assigned or otherwise transferred except pursuant to this Agreement.

2.3 FINANCIAL STATEMENTS, BOOKS AND RECORDS. Inasmuch as SE has been recently organized, SE has no history of operations. SE will deliver to RAMX sales records for its first quarter of operations by December 10, 1999.




No Material Adverse Changes. Since the date of the Balance Sheet there has not been and there will not be before the date of closing:

(i)     any  material  adverse  change  in  the  assets,  operations,  condition
(financial  or  otherwise)  or  prospective  business  of  SE;

(ii) any damages, destruction or loss materially affecting the assets, prospective business, operations or condition (financially or otherwise) of SE, whether or not covered by insurance;

(iii)     any  declaration,  setting  aside  or  payment  of  any  individual or
distribution  with  respect  to  any  redemption   or  repurchase  of  the  SE's
Common   Voting  Stock;

(iv) any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by SE of any properties or assets; or

(v) adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

2.4 TAXES. SE has prepared and filed all appropriate federal, state and local tax returns for all periods prior to and through the date hereof for which any such returns have been required to be filed by it and has paid all taxes shown to be due by said returns or on any assessments received by it or has made adequate provision for the payment thereof.

2.5 COMPLIANCE WITH LAWS. SE has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgements, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect the business of SE.

2.6 NO BREACH. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

(i)    violate  any provision of the Articles of Incorporation or By-Laws of SE;

(ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which SE is a party or to which it or any of its assets or properties may be bound or subject;

(iii) violate any order, judgement, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, SE, or upon the properties or business of SE; or

(iv) violate any statute, law or regulation or any jurisdiction applicable to the transactions contemplated herein which could have a materially adverse effect on the business or operations of SE.

2.7     ACTIONS  AND  PROCEEDINGS.  There  is  no  outstanding order, judgement, injunction,  award  or  decree  of  any  court,  governmental or regulatory body
or  arbitration   tribunal  against   or  involving  SE.  There  is  no  action,
suit  or  claim  or  legal,  administrative  or  arbitral proceeding or (whether or  not  the  defense thereof or liabilities  in  respect thereof are covered by insurance)  pending  or  threatened  against  or  involving  SE  or  any  of its properties  or  assets.  There  is  no  fact, event  or  circumstance  that  may give  rise  to  any  suit,  action,  claim,  investigation  or  proceeding.


2.8 BROKERS OR FINDERS. No broker's or finder's fee will be payable to SE in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by SE or the Shareholders.
Except  as  specified  in  paragraph  3.8  of  this  agreement.

2.9 REAL ESTATE. Except as set forth on Schedule 2.10, SE neither owns real property nor is a party to any leasehold agreement.


2.10    TANGIBLE  AND INTANGIBLE ASSETS.   SE has full title and interest in all
machinery,  equipment,  furniture, leasehold  improvements,  fixtures, vehicles, structures,  patents, licenses  owned  or  leased or licensed by SE, any related capitalized  items  or  other  tangible or intangible  property material to  the business  of SE (the "Tangible and  Intangible Assets").  SE holds  all  rights, title and interest in all the  Tangible and Intangible Assets owned by it on the
Balance Sheet or acquired  by it after the date of the Balance  Sheet,  free and clear of  all liens,  pledges, mortgages, security interests, conditional  sales contracts  or any other encumbrances  except  as set  forth  on  Schedule  2.11.
All of the Tangible and Intangible Assets  are in  good  operating condition and repair and are usable in the  ordinary  course of  business  of  SE  and conform
to  all   applicable   laws,  ordinances  and  governmental  orders,  rules  and
regulations  relating  to  their construction and  operation.

2.11    LIABILITIES.   SE  does  not  have  any direct or indirect indebtedness,
liability,  claim,  loss,  damage,  deficiency,  obligation  or  responsibility, known  or  unknown, fixed or unfixed, liquidated  or  unliquidated,  secured  or unsecured,  accrued  or  absolute,  contingent  or otherwise, including, without
limitation,  any   liability  on  account  of  taxes,   any  other  governmental
charge   or  lawsuit  (all  of  the   foregoing   collectively   defined  to  as
"Liabilities"),  which  were  not fully, fairly and adequately  reflected on the
Balance  Sheet.  As  of  the  Closing Date, SE will  not have  any  Liabilities, other than Liabilities fully and fairly reflected on the Balance  Sheet,  except for  Liabilities  incurred  in  the  ordinary  course  of  business.

2.12    Operations  of SE.   Except as set forth on Schedule 2.13, from the date
of  the  Balance  Sheet  and  through   the  Closing  Date  hereof  SE  has  not
and  will  not  have;

(i)     incurred  any  indebtedness  for  borrowed  money;

(ii)     declared  or  paid any dividend or declared or made any distribution of any  kind  to  any  shareholder;  or  made  any  direct  or indirect redemption,
retirement,  purchase  or  other   acquisition  of  any  shares  in  its  Common
Voting  Stock;

(iii) made any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

(iv) except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

(v)     disposed  of any assets of SE except in the ordinary course of business;

(vi) materially increased the annual compensation of any executive employee of SE;

(vii) increased, terminated, amended or otherwise modified any plan for the benefit of employees of SE;



(viii) issued any equity securities or rights to acquire such equity securities; or

(ix) except in the ordinary course of business, entered into or modified any contract, agreement or transaction.

2.13    CAPITALIZATION.   The  authorized capital stock of SE consists of 10,000
shares of Common Voting Stock  of which 10,000 shares  are  presently issued and outstanding.  Neither  SE nor the Shareholders has granted, issued or agreed  to grant,  issue  or  make  available  any warrants,  options, subscription  rights or  any  other commitments of  any character relating in the issued or  unissued shares  of  Common  Voting  Stock  of  SE.

2.14    FULL  DISCLOSURE.  No  representation  or  warranty  by  SE  of  the  SE
Shareholders  in   this  Agreement  or  in  any   document  or  schedule  to  be
delivered  by  them  pursuant hereto,  and  no written statement, certificate or instrument  furnished  or  to  be  furnished  to  RAMX  pursuant  hereto  or  in connection  with  the  negotiation, execution  or performance of this Agreement, contains  or  will contain any untrue statement  of  a material fact or omits or will omit to state any fact necessary  to  make  any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all  material  aspects  of  the  businesses  of  SE.


SECTION  3.  REPRESENTATIONS  AND  WEARRANTIES  OF  RAMX
--------------------------------------------------------

     RAMX  represents  and  warrants  to  SE  and  Shareholders  as  follows:

3.1     ORGANIZATION  AND  GOOD  STANDING:  OWNERSHIP  OF  SHARES.    RAMX  is a
corporation  duly  organized,  validity  existing and in good standing under the laws  of the State of Nevada, and is entitled to own or lease its properties and to  carry  on  its  business  as  and in the place where such properties are now owned,  leased  or  operated and such business is now conducted.  The authorized
Common  Voting  Stock  of  RAMX  consists of 125,000,000 shares of Common Voting
Stock,  of  which,  approximately  937,957 shares will be issued and outstanding after  RAMX's  contemplated  reverse  stock  split  and  return  to treasury and cancellation  of presently issued and outstanding shares.  RAMX is duly licensed or  qualified  and in good standing as a foreign corporation where the character of  the  properties owned by RAMX or the nature of the business transacted by it make  such  licenses  or  qualifications  necessary.  RAMX  does  not  have  any subsidiaries.

3.2 THE RAMX SHARES. The RAMX Shares to be issued to the SE Shareholders have been or will have been duly authorized by all necessary corporate and shareholder sections and, when so issued in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable.

3.3 FINANCIAL STATEMENTS, BOOKS AND RECORDS. Inasmuch as SE has been recently organized, SE has no history of operations. SE will deliver to RAMX sales reports for the first quarter of operation by December 10, 1999.

3.4 NO MATERIAL ADVERSE CHANGES. Since October 31, 1999, there has not been:

(i)     any  material  adverse  change  in  the  assets,  operations,  condition
(financial  or otherwise)  or  prospective  business;

(ii)    any  damage,  destruction  or  loss  materially   affecting  the assets,
prospective   business,  operations  or   condition  (financial   or  otherwise)
whether or not covered by insurance;

(iii) any declaration, setting aside or payment of any individual or distribution with respect to any redemption or repurchase of the Common
Voting  Stock;

(iv) any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by RAMX of any properties or assets; or

(v) adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

3.5 COMPLIANCE WITH LAWS. RAMX has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgements, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect the business of RAMX or the trading market for the shares of RAMX's Common Voting Stock.

3.6 NO BREACH. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

(i) violate any provision of the Articles of Incorporation or By-Laws of RAMX;

(ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which RAMX is a party or to which it or any of its assets or properties may be bound or subject;

(iii) violate any order, judgement, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, RAMX, or upon the properties or business of RAMX; or

(iv) violate any statute, law or regulation or any jurisdiction applicable to the transactions contemplated herein.

3.7     ACTIONS AND PROCEEDINGS.   There is  no  outstanding  order,  judgement,
injunction,  award  or  decree  of any court, governmental or regulatory body or arbitration  tribunal  against  or  involving RAMX.  There is no action, suit or claim  or  legal,  administrative  or arbitral proceeding or (whether or not the defense  thereof  or  liabilities  in  respect thereof are covered by insurance)
pending  or  threatened  against  or  involving RAMX or any of its properties or assets.  Except  as  set  forth  on  Schedule  3.7  there  is  no fact, event or circumstance  that  may  give  rise to any suit, action, claim, investigation or proceeding.

3.8 BROKERS OR FINDERS.No broker's or finder's fee will be payable to RAMX in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by RAMX, except one hundred thousand (100,000)post split shares to Terry Dunne and two hundred and fifty thousand (250,000) post split shares to Eric Moe.

3.9     LIABILITIES.  RAMX  does  not  have any direct or indirect indebtedness, liability,  claim,  loss,  damage,  deficiency,  obligation  or  responsibility, known  or  unknown,  fixed  or  unfixed,  liquidated or unliquidated, secured or unsecured,  accrued  or  absolute,  contingent  or otherwise, including, without
limitation,  any  liability  on  account   of  taxes,  any  other   governmental
charge  or  lawsuit   (all  of   the  foregoing   collectively  defined   to  as
"Liabilities"),  which were not fully, fairly and adequately  reflected  on  the
Balance  Sheet.  As  of  the Closing Date, RAMX will not  have  any Liabilities, other  than  Liabilities  fully  and  fairly  reflected  on the  Balance  Sheet, except  for  Liabilities  incurred  in  the  ordinary  course  of  business.

3.10     OTC  BULLETIN  BOARD.  RAMX's  shares  are  trades on the OTC Bulleting
Board under the symbol "RAMX". RAMX is currently subject to filing periodic reports under the Securities Exchange Act of 1934.

3.11     OPERATIONS  OF  RAMX.  Except  as  set  forth  on  Schedule 3.11, since
October 31, 1999 and through the Closing Date hereof RAMX has not and will not have;

(i)     incurred  any  indebtedness  for  borrowed  money;

(ii)     declared  or  paid any dividend or declared or made any distribution of any  kind  to  any  shareholder;  or  made  any  direct  or indirect redemption,
retirement,  purchase  or  other   acquisition  of  any  shares  in  its  Common
Voting  Stock;

(iii) made any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

(iv) except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

(v) disposed of any assets of RAMX except in the ordinary course of business; except as required by terms and conditions of this agreement.

(vi)     incurred  any  compensation  for  any  executive  employees  of  RAMX;

(vii) adopted, increased, terminated amended or otherwise modified any plan for the benefit of employees of RAMX;

(viii) issued any equity securities or rights to acquire such equity securities; or

(ix) except in the ordinary course of business, entered into or modified any contract, agreement or transaction.

3.12     AUTHORITY  TO  EXECUTE  AND PERFORM AGREEMENTS: RAMX has the full legal right  and  power  and  all  authority  and  approval  required  to  enter into, execute  and  deliver  this  Agreement  and  to  perform  fully  its obligations hereunder.  This Agreement has been duly executed and delivered and is the valid and  binding  obligation  of RAMX enforceable  in  accordance  with  its  terms, except  as  may  be  limited  by  bankruptcy,  moratorium,  insolvency  or other similar  laws  generally  affecting  the enforcement  of creditors' rights.  The
execution  and   delivery  of  this  Agreement   and  the   consumption  of  the
transactions   contemplated  hereby  and  the   performance  by  RAMX   of  this
Agreement, in accordance with its  respective  terms  and  conditions  will not:

(i) require the approval or consent of any governmental or regulatory body, the Shareholders of RAMX or the approval or consent of any other person;

(ii) conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with any notice or lapse of time or both would constitute) a default under, any order, judgement or decree applicable to RAMX or any instrument, contract or other agreement to which RAMX is a party or by or to which RAMX is bound or subject; or

(iii) result in the creation of any lien or other encumbrance on the assets or properties of RAMX.




3.13     FULL  DISCLOSURE.  No  representation  or  warranty  by  RAMX  in  this
Agreement or  in  any  document  or  schedule to  be delivered  by them pursuant hereto, and  no  written  statement,  certificate  or  instrument  furnished  or to  be furnished to SE or the SE Shareholders  pursuant hereto  or in connection with the negotiation,  execution  or performance  of  this  Agreement,  contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement  herein or therein not materially misleading  or  necessary to a complete and correct presentation of all material aspects  of  the  businesses  of RAMX.  The foregoing  notwithstanding,  all  of
the  aforementioned  representatives  and   warranties  are  qualified   to  the
extent  that  any  of the companies or businesses acquired  or  to  be  acquired pursuant  to  SE's  acquisition  program  may  include  events,  conditions,  or
circumstances  involving  matters  contemplated   by  such  representations  and
warranties,  the  disclosure  of  which  will  not  be  made  pursuant  to  this
Agreement.

SECTION  4.  COVENANT.
----------------------

4.1 CORPORATE EXAMINATIONS AND INVESTIGATIONS. Prior to the Closing Date, the parties acknowledge that they have been entitled, through their employees and representatives, to make such investigation of the assets, business and operations, books, records and financial condition of the other as they each may reasonably require. No investigation by a party hereto shall, however, diminish or waive in any way of the representations, warranties, covenants or agreements of the other party under this Agreement.

4.2     EXPENSES.  Each  party  hereto  agrees to pay its own costs and expenses
incurred  in  negotiating this  Agreement  and  consummating   the  transactions
described  herein.

4.3     FURTHER  ASSURANCE.  The  parties shall execute such documents and other papers and take such further actions as may be  reasonably required or desirable to carry out the provisions  hereof  and  the  transactions contemplated hereby.
Each  such  party  shall  use  its  best  efforts   to  fulfill  or  obtain  the
fulfillment of the conditions  to  the  Closing, including,  without limitation, the execution and delivery  of  any documents or other papers, the execution and delivery of which are  necessary  or  appropriate  to  the  Closing.

4.4 CONFIDENTIALITY. In the event the transactions contemplated by this Agreement are not consummated, each of the parties hereto agree to keep confidential any information disclosed to each other in connection therewith for a period of two (2) years from the fate hereof; provided, however, such obligation shall not apply to information which:

(i)     at  the  time  of  disclosure  was  public  knowledge;

(ii) after the time of disclosure becomes public knowledge (except due to the action of the receiving party); or

(iii) the receiving party had within its possession at the time of disclosure.

4.5 STOCK CERTIFICATES. At the Closing, the SE Shareholders shall have delivered the certificates representing the Shares duly endorsed (or with executed stock powers) so as to make RAMX the sole owner thereof. At such Closing, RAMX shall issue to the SE Shareholders the RAMX Shares as applicable.

4.6     INVESTMENT LETTERS.  The SE Shareholders shall have delivered to RAMX an
"Investment Letter" agreeing that the Shares are being acquired for investment purposes only and not with the view to public resale or distribution.

4.7 BOARD OF DIRECTORS OF RAMX. On the Closing Date, the Board of Directors of RAMX shall include ---------- and/or other persons designated by the SE
Shareholders.

4.8     ACTION  BY  SHAREHOLDERS  OF RAMX.  On or prior to the Closing Date, the
Board  of  Directors  and the shareholders  of RAMX shall have approved a 30 for
1  reverse  stock split  of  the  outstanding  Common  Voting   Stock  of  RAMX,
including  the  filing of   any  Articles  of   Amendment  to  the  Articles  of
Incorporation  of  RAMX.  The shareholders shall  also  ratify  a  name  change.

SECTION  5.  SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES  OF  RAMX
---------------------------------------------------------------------

     Notwithstanding  any  right  of  SE  and   the  SE  Shareholders  fully  to
investigate  the  affairs of RAMX, the former shall have the right to rely fully upon the representations, warranties, covenants and agreements of RAMX contained in  this  Agreement  or  in  any  document  delivered  by  RAMX  or  any  of its representatives,  in  connection  with  the  transactions  contemplated  by this
Agreement.  All such representations, warranties, covenants and agreements shall survive  the  execution  and  delivery hereof and the Closing Date hereunder for twelve (12) months following the Closing.This is subject  to the indemnification provisions  set  forth  in  paragraph  7.2  of  section  7.

SECTION  6.  SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES  OF  SE  AND  THE SE
--------------------------------------------------------------------------------
SHAREHOLDERS
------------

     Notwithstanding  any  right of RAMX fully to investigate the affairs of SE,
RAMX has the right to rely fully upon the representations, warranties, covenants and  agreements  of SE and SE Shareholders contained in this Agreement or in any document  delivered  by SE or any of its representatives, in connection with the
transactions   contemplated  by   this  Agreement.   All  such  representations,
warranties,  covenants  and  agreements shall survive the execution and delivery hereof  and  the  Closing  Date  hereunder  for twelve (12) months following the
Closing.

SECTION  7.  INDEMNIFICATIONS
-----------------------------

7.1     OBLIGATION  OF  RAMX  TO  INDEMNIFY.  Subject  to the limitations on the
survival  of  representations  and   warranties  contained  in Section  5,  RAMX
hereby agrees to indemnify, defend and hold harmless SE and SE Shareholders from and against any losses,  liabilities,  damages, deficiencies,  costs or expenses
(including interest, penalties and reasonable attorneys' fees and disbursements)
(a "Loss") based  upon,  arising out of or otherwise due to any inaccuracy in or any breach  of any  representation, warranty,  covenant  or  agreement  of  RAMX contained in this Agreement  or  in  any  document  or  other  writing delivered pursuant to this Agreement.

7.2     OBLIGATION  OF  SE  AND  THE SE SHAREHOLDERS TO INDEMNIFY. OBLIGATION OF
RAMX  TO  INDEMNIFY.    Subject   to   the  limitations   on  the   survival  of
Representations   and  warranties   contained  in  Section  6,  SE  and  the  SE
Shareholders agree to indemnify, defend and  hold  harmless  SE from and against any Loss, based upon, arising out of or otherwise  due to  any  inaccuracy in or any  breach  of any representation, warranty,  covenant  or  agreement  made  by any  of them and contained in this Agreement or in any document or other writing delivered  pursuant to his Agreement.Said  indemnification shall  be  limited to
corporate  assets  only   and  doesn't  include  personal  assets  of  officers,
directors  and  shareholders.

SECTION  8.  THE  CLOSING
-------------------------

     The closing shall take place simultaneously with the execution of this Agreement or at such other later time or place as may be agreed upon by the parties hereto. At the Closing, the parties shall provide each other with such documentation as may be necessary or appropriate in order to consummate the transactions contemplated hereby including evidence of due authorization of the Agreement and the transactions contemplated hereby.

SECTION  9.  MISCELLANEOUS
--------------------------

9.1 WAIVERS. The waiver of a breach of this Agreement or the failure of any party hereto to exercise any right under this Agreement shall in no event constitute waiver as to any future breach whether similar or dissimilar in nature or as to the exercise of any further rights under this Agreement.

9.2     AMENDMENT.  This  Agreement  may  be  amended  or  modified  only  by an instrument  of  equal formality  signed  by  the parties or the duly authorized representatives of the respective  parties.

9.3     ASSIGNMENT. This Agreement is not assignable except by operation of law.

9.4 NOTICES. Until otherwise specified in writing, the mailing addresses of both parties of this Agreement shall be as follows:

          Sports  Sports.com          Ramex  Synfuels  International
          3135  Stateroad  580,  Suite  5     2204  W.  Wellesley
          Safety  Harbor,  Florida  34695     Spokane,  WA  99205

9.5 GOVERNING LAW. This Agreement shall be construed, and the legal relations be the parties determined, in accordance with the laws of the State of Florida, thereby precluding any choice of law rules which may direct the applicable of the laws of any other jurisdiction.

9.6     PUBLICITY.  No  publicity  release   or  announcement   concerning  this
Agreement  or  the  transactions  contemplated  hereby shall be issued by either party hereto  at any time  from the signing  hereof without advance approval  in writing of the form and substance  thereof  by  the  other  party.

9.7     ENTIRE  AGREEMENT.  This Agreement (including the Exhibits and Schedules
hereto)  and  the collateral   agreements  executed  in   connection  with   the
consummation  of  the  transactions   contemplated  herein  contain  the  entire
agreement  among the  parties with  respect  to the purchase and issuance of the shares and the RAMX  Shares and related  transactions, and  supercede  all prior agreements, written or oral, with respect  thereto.

9.8 HEADINGS. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

9.9 SEVERABILITY PROVISIONS. The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the Validity of enforcement of any other provision or any part thereof.

9.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document.

9.11 Ratification-This agreement is subject to approval by the shareholders of RAMEX.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

SECTION  10.  POST  REVERSE  STOCK  SPLIT  ISSUE

10.1 Shares Outstanding. Current shares of common stock outstanding in RAMX are 28,138,765.

10.2     Post  Split  .   Post reverse 30 to 1 split there will be approximately
937,957  shares  outstanding.

10.3     Subsequent  Post  Reverse  Split  Shares  To  Be  Issued.

i)   100,000  shares  to  Terry  Dunne
ii)  250,000  shares  to  Eric  Moe
iii) 1  Million  shares  to  First  Level  Capital
iv)  1  million  shares  to  Gildner  Funding
v)   9,212,043  issued  to  shareholders  of  SE

10.4     Shares  Outstanding  Post  Reverse  Split  And  Issuance. There will be
12,500,000 shares of common stock outstanding after post reverse split and issuances of the common stock referenced above.


SE:                         SPORTS  SPORTS.COM

                            /s/ Phil Wasserman

Shareholders:               /s/ Diane Wasserman
                            /s/ Diane Wasserman


RAMX                        RAMEX  SYNFUELS  INTERNATIONAL,  INC.

                            /s/ Maynard Moe

Any notice or statement given under this Agreement shall be deemed to have been given if sent by registered mail addressed to the other party at the address indicated above or at such other address which shall have been furnished in writing to the addresser.

RAMEX  SYNFUELS  INTERNATIONAL,  INC.          SPORTS  SPORTS.COM

   /s/ Maynard Moe                                /s/ Phil Wasserman
By:----------------------------               By:----------------------------
Maynard  Moe                                  Phil  Wasserman
Its'  President                               Its'  President


SHAREHOLDERS:

                                              /s/ Diane Wasserman
                                              -------------------------------
                                              /s/ Diane Wasserman
                                              -------------------------------

